Exhibit 99.A
(EXHIBIT A)
December 31, 1998 ORGANIZATION CHART

A.1     NIPSCO Industries, Inc.

A.2     NIPSCO  Industries  Management  Services  Company
          INCOME STATEMENT (No Activity)
          STATEMENT OF RETAINED EARNINGS (None - Zero Amounts)

A.3     Hamilton Harbour Insurance Services, Ltd.

A.4     NI Telecomm, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.5     Crossroads Pipeline Company

A.6     NIPSCO Capital Markets, Inc.

A.7     NEM Acquisition Corporation

A.8     IWC Resources Corporation

A.9     Indianapolis Water Company

A.10    Harbour Water Corporation

A.11    Liberty Water Corporation

A.12    Utility Data Corporation

A.13    IWC Services, Inc.

A.14    White River Environmental Partnership
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.15    Waterway Holdings, Inc.

A.16    SM&P Utility Resources, Inc.

A.17    Miller Pipeline Corporation

A.18    Primary Energy, Inc.

A.19    Harbor Coal Company

A.20    Lakeside Energy Corporation

A.21    North Lake Energy Corporation

A.22    Portside Energy Corporation

A.23    Cokenergy, Inc.

A.24    Ironside Energy Corporation
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.25    Oilside Energy Corporation
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.26    Northern Indiana Public Service Company

A.27    NIPSCO Exploration Company, Inc.

A.28    Shore Line Shops, Incorporated

A.29    NI Energy Services, Inc.

A.30    Market Hub Partners, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.31    Market Hub Partners, L.P.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.32    Inventory  Management and Distribution  Company,  L.L.C.
          BALANCE SHEET (None - Zero Amounts)
          INCOME  STATEMENT  (No  Activity)
          STATEMENT OF RETAINED EARNINGS (None - Zero Amounts)

A.33    NIPSCO Fuel Company, Inc.

A.34    Bristol Resources Production Company L.L.C.
          BALANCE SHEET (None - Zero Amounts)
          INCOME STATEMENT (No Activity)
          STATEMENT OF RETAINED EARNINGS (None - Zero Amounts)

A.35    NFCO Acquisition Company

A.36    NI-TEX, Inc.

A.37    NI-TEX Gas Services, Inc.

A.38    Laredo Nueces Pipeline Company
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.39    Midtex Gas Storage Company, L.L.P.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.40    NESI Energy Marketing, L.L.C.

A.41    Green Fuels, Inc.

A.42    NI Energy Services Transportation, Inc.

A.43    NESI Power Marketing, Inc.

A.44    NESI Integrated Energy Resources, Inc.

A.45    NESI Solutions, Inc.

A.46    NIPSCO Energy Services Canada, Ltd.

A.47    NESI Canadian Holdings, Inc.

A.48    NI Canada ULC

A.49    NI Energy Services Development, Inc.

A.50    Portland Natural Gas Transmission System
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.51    Canor Energy, Ltd.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.52    NESI Energy Marketing Canada, Ltd.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.53    NIPSCO Development Company, Inc.

A.54    Analytic Systems Laboratories, Inc.

A.55    Protonics Research, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.56    International Polymer Corporation
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.57    JOF Transportation Company

A.58    KOGAF Enterprises, Inc.

A.59    Lake Erie Land Company

A.60    SCC Services, Inc.

A.61    N Squared  Aviation,  LLC
          BALANCE SHEET (None - Zero  Amounts)
          INCOME STATEMENT (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.62    NDC Douglas Properties, Inc.

A.63    NIPSCO International Power Systems Company
          INCOME STATEMENT  (No Activity)

A.64    NIPSCO Security Services, Inc.

A.65    Customer Information Services, Inc.

A.66    Cardinal Property Management, Inc.

A.67    Progeni, Inc.

A.68    Sun Power Corporation
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.69    Kokomo Gas and Fuel Company

A.70    KGF  Trading  Company
          BALANCE  SHEET (None - Zero Amounts)
          INCOME STATEMENT (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.71    Northern Indiana Fuel and Light Company, Inc.

A.72    Northern Indiana Trading Company

A.1  NIPSCO INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Utility Plant,  At Original  Cost
  (including  construction  work in
  progress of $197,112):
    Electric                                             $4,154,060
    Gas                                                   1,447,945
    Water                                                   663,355
    Common                                                  364,822
                                                         ----------
                                                          6,630,182
    Less-Accumulated provision for
      depreciation and amortization                       2,968,078
                                                         ----------
        Total Utility Plant                               3,662,104
                                                         ----------

  Other property, at cost, less accumulated
    provision for depreciation                               86,565
                                                         ----------
        Total Property, Plant and Equipment               3,748,669
                                                         ----------
Investments:
  Investments, at equity                                    111,340
  Investments, at cost                                       41,609
  Other investments                                          28,702
                                                         ----------
        Total Investments                                   181,651
                                                         ----------

Current Assets:
  Cash and cash equivalents                                  60,848
  Accounts receivable, less reserve of $8,984               261,971
  Other receivables                                          31,780
  Gas cost adjustment clause                                 45,738
  Materials and supplies, at average cost                    62,818
  Electric production fuel, at average cost                  32,402
  Natural gas in storage                                     69,640
  Prepayments and other                                      41,670
                                                         ----------
        Total Current Assets                                606,867
                                                         ----------
Other Assets:
  Regulatory assets                                         209,059
  Intangible assets, less accumulated provision
       for amortization                                      65,039
  Prepayments and other                                     175,218
                                                         ----------
        Total Other Assets                                  449,316
                                                         ----------
        TOTAL ASSETS                                     $4,986,503
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholders' equity                            $1,149,708
  Preferred stocks -
    Northern Indiana Public Service Company:
      Series without mandatory redemption provisions         81,116
      Series with mandatory redemption provisions            56,435
    Indianapolis Water Company:
      Series without mandatory redemption provisions          4,497
  Long-term debt, excluding amounts due within one year   1,667,965
                                                         ----------
            Total Capitalization                          2,959,721
                                                         ----------

Current Liabilities:
  Current portion of long-term debt                           6,790
  Short-term borrowings                                     411,040
  Accounts payable                                          251,399
  Dividends declared on common and preferred stocks          31,072
  Customer deposits                                          22,199
  Taxes accrued                                              44,939
  Interest accrued                                           21,202
  Fuel adjustment clause                                      6,279
  Accrued employment costs                                   52,121
  Other                                                      39,022
                                                         ----------
         Total Current Liabilities                          886,063
                                                         ----------

Other:
  Deferred income taxes                                     667,167
  Deferred investment tax credits, being
    amortized over life of related property                  98,177
  Deferred credits                                           68,046
  Customer advances and contributions in aid
    of construction                                         118,778
  Accrued liability for postretirement benefits             143,870
  Other noncurrent liabilities                               44,681
                                                         ----------
        Total Other                                       1,140,719
                                                         ----------
          TOTAL CAPITALIZATION AND LIABILITIES           $4,986,503
                                                         ==========
CONSOLIDATED STATEMENT OF CAPITALIZATION
Common shareholders' equity                              $1,149,708
                                                         ----------
Preferred Stocks, Which Are Redeemable Solely
  At Option of Issuer:
    Northern Indiana Public Service  Company
      Cumulative  preferred stock - $100 par value
        4-1/4% series - 209,118 shares outstanding           20,905
        4-1/2% series -  79,996 shares outstanding            8,000
        4.22% series  - 106,198 shares outstanding           10,620
        4.88% series  - 100,000 shares outstanding           10,000
        7.44% series  -  41,890 shares outstanding            4,189
        7.50% series  -  34,842 shares outstanding            3,484
        Premium on preferred stock                              254
      Cumulative preferred stock - no par value -
        Adjustable Rate (6.00% at December 31, 1998) -
          Series A (stated value - $50 per share),
          473,285 shares outstanding                         23,664
                                                         ----------
                                                             81,116
                                                         ----------

Redeemable Preferred Stocks, Subject to Mandatory
  Redemption Requirements or Whose Redemption
  Is Outside the Control of Issuer:
    Northern Indiana Public Service Company -
      Cumulative preferred stock - $100 par value -
        8.85%  series - 50,000 shares outstanding             5,000
        7-3/4% series - 33,352 shares outstanding             3,335
        8.35%  series - 51,000 shares outstanding             5,100

      Cumulative preferred stock - no par value -
        6.50% series - 430,000 shares outstanding            43,000
    Indianapolis Water Company -
      Cumulative preferred stock - $100 par value -
        Rates ranging from 4.005 to 5.00% -
         44,966 shares outstanding                            4,497
                                                         ----------
                                                             60,932
                                                         ----------
Long-term Debt                                            1,667,965
                                                         ----------
            TOTAL CAPITALIZATION                         $2,959,721
                                                         ==========
CONSOLIDATED STATEMENT OF LONG-TERM DEBT
Northern Indiana Public Service Company:
  First mortgage bonds -
    Series T, 7-1/2% - due April 1, 2002                     39,000
    Series NN, 7.10% - due July 1, 2017                      55,000
                                                         ----------
          Total                                              94,000
                                                         ----------
  Pollution control notes and bonds -
    Series A Note - City of Michigan City -
      5.70% due October 1, 2003                              16,500
    Series 1988 Bonds - Jasper County -
      Series A, B and C
      3.05% weighted average at December 31, 1998,
      due November 1, 2016                                  130,000
    Series  1988  Bonds - Jasper  County - Series D
      3.13%  weighted  average  at December 31, 1998,
      due November 1, 2007                                   24,000
    Series 1994 Bonds - Jasper County - Series A
      5.15% at December 31, 1998,  due August 1, 2010        10,000
    Series 1994 Bonds - Jasper County - Series B
      5.15% at December  31, 1998,  due June 1, 2013         18,000
    Series 1994 Bonds - Jasper County - Series C
      5.15% at December 31, 1998, due April 1, 2019          41,000
                                                         ----------
          Total                                             239,500
                                                         ----------
  Medium-term Notes -
     Issued at interest rates between 6.10% and
       7.69%, with a weighted average interest
       rate of 7.00% and various maturities
       between March 20, 2000 and August 4, 2027            748,025
                                                         ----------
  Unamortized premium and discount on
    long-term debt, net                                      (3,567)
                                                         ----------
          Total Long-term Debt of
            Northern Indiana Public Service Company       1,077,958
                                                         ----------
Indianapolis Water Company:
  First mortgage bonds -
    Series 5.20% - due May 1, 2001                           11,600
    Series 8.00% - due December 15, 2001                      3,000
    Series 9.83% - due June 15, 2019                          5,000
    Series 6.10% - due December 1, 2022                       5,000
    Series 8.19% - due December 1, 2022                      10,000
    Series 5.85% - due September 1, 2025                     18,000
    Series 5.05% - due July 15, 2028                         40,000
                                                         ----------
          Total Long-term Debt of
            Indianapolis Water Company                       92,600
                                                         ----------
IWC Resources Corporation:
  Senior Note Payable-6.31% due March 15, 2001               14,000
  Variable Bank Loan-6.62% due August 2003                    5,600
                                                         ----------
          Total Long-term Debt of
            IWC Resources Corporation                        19,600
                                                         ----------
NIPSCO Capital Markets, Inc.:
  Subordinated Debentures- Series A,
    7.34%,due March 31, 2026                                 75,000
  Senior Notes Payable-6.78%, due December 1, 2027           75,000
  Medium-term Notes -
     Issued at interest rates between 7.38% and
       7.99%, with a weighted average interest
       rate of 7.66% and various maturities
       between April 1, 2004 and May 5, 2027                300,000
                                                         ----------
          Total Long-Term Debt of
            NIPSCO Capital Markets, Inc.                    450,000
                                                         ----------
NIPSCO Development Company, Inc.:
  Lake Erie Land Company - Notes Payable -
    9.00%, due July 7, 2004                                   2,533
  NDC Douglas Properties, Inc. - Notes Payable -
    Interest rates between 6.72% and 8.38% with a
      weighted average interest rate of 7.87% and
      maturities through January 1, 2008                     25,274
                                                         ----------
          Total Long-term Debt of
            NIPSCO Development Company, Inc.                 27,807
                                                         ----------
          TOTAL LONG-TERM DEBT,
            EXCLUDING AMOUNTS DUE IN ONE YEAR            $1,667,965
                                                         ==========


A.1  NIPSCO INDUSTRIES, INC.
CONSOLIDATED INCOME STATEMENT
December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $  637,098
  Electric                                                1,429,986
  Water                                                      83,979
  Products and Services                                     781,715
                                                         ----------
                                                          2,932,778
                                                         ----------

Cost of Sales:
  Gas costs                                                 357,939
  Fuel for electric generation                              250,649
  Power purchased                                           412,949
  Products and Services                                     670,830
                                                         ----------
                                                          1,692,367
                                                         ----------
Operating Margin                                          1,240,411
                                                         ----------

Operating Expenses and Taxes (except income):
  Operation                                                 399,594
  Maintenance                                                74,630
  Depreciation and amortization                             256,474
  Taxes (except income)                                      88,207
                                                         ----------
                                                            818,905
                                                         ----------
Operating Income                                            421,506
                                                         ----------
Other Income (Deductions)                                    10,584
                                                         ----------
Interest and Other Charges:
  Interest on long-term debt                                111,420
  Other interest                                             12,794
  Amortization of premium, reacquisition
    premium, discount and expense on debt, net                4,590
  Dividend requirements on preferred stocks
    of subsidiaries                                           8,538
                                                         ----------
                                                            137,342
                                                         ----------
Income Taxes                                                100,862
                                                         ----------
Net Income                                                  193,886

Dividend Requirements on Preferred Shares                         0
                                                         ----------
Balance Available for Common Shareholders                $  193,886
                                                         ==========
Average Common Shares Outstanding-Basic                 120,778,077
                                                        ===========
Basic Earnings Per Average Common Share                  $     1.60
                                                         ==========

Diluted Earnings Per Average Common Share                $     1.59
                                                         ==========
Dividends Declared Per Common Share                      $    0.975
                                                         ==========


CONSOLIDATED STATEMENT OF COMMON SHAREHOLDERS' EQUITY
December 31, 1998
                                           (Dollars in Thousands)
                                   --------------------------------------
                                                               Additional
                                   Common        Treasury      Paid-In
                                   Shares        Shares        Capital
==============================     ==========    ==========    ==========
Balance, December 31, 1997         $  870,930    $ (363,943)   $   89,768
Comprehensive Income
  Net income
  Other comprehensive income,
   net of tax:
     Gain/loss on available
      for sale securities:
        Unrealized gain (net
         of income tax of $873)
        Realized gain (net of
         income tax of $1,340)
     Gain (loss) on foreign
      currency translation:
        Unrealized
        Realized
Total Comprehensive Income

Dividends:
  Preferred shares
  Common shares
Treasury shares acquired                           (203,976)            2
Issued:
  Employee stock purchase plan                          341           889
  Long-term incentive plan                            8,551           575
Amortization of unearned
 compensation
Other                                                               2,947
                                   ----------    ----------    ----------
Balance, December 31, 1998         $  870,930    $ (559,027)   $   94,181
                                   ==========    ==========    ==========

                                            (Dollars in Thousands)
                                   --------------------------------------
                                                               Accum.
                                   Retained                    Other Comp.
                                   Earnings      Other         Income
==============================     ==========    ==========    ==========
Balance, December 31, 1997         $  667,790    $   (2,624)   $    2,867
Comprehensive Income
  Net income                          193,886
  Other comprehensive income,
   net of tax:
     Gain/loss on available
      for sale securities:
        Unrealized gain (net
         of income tax of $873)                                     1,429
        Realized gain (net of
         income tax of $1,340)                                     (2,195)
     Gain (loss) on foreign
      currency translation:
        Unrealized                                                 (1,157)
        Realized                                                      186
Total Comprehensive Income

Dividends:
  Preferred shares
  Common shares                      (116,596)
Treasury shares acquired
Issued:
  Employee stock purchase plan
  Long-term incentive plan                           (1,084)
Amortization of unearned
 compensation                                         1,893
Other                                    (771)
                                   ----------    ----------    ----------
Balance, December 31, 1998         $  744,309    $   (1,815)   $    1,130
                                   ==========    ==========    ==========

                                     (Dollars in Thousands)
                                   ------------------------

                                                 Comp.
                                   Total         Income
==============================     ==========    ==========
Balance, December 31, 1997         $1,264,788
Comprehensive Income
  Net income                          193,886    $  193,886
  Other comprehensive income,
   net of tax:
     Gain/loss on available
      for sale securities:
        Unrealized gain (net
         of income tax of $873)         1,429         1,429
        Realized gain (net of
         income tax of $1,340)         (2,195)       (2,195)
     Gain (loss) on foreign
      currency translation:
        Unrealized                     (1,157)       (1,157)
        Realized                          186           186
                                                 ----------
Total Comprehensive Income                       $  192,149
                                                 ==========
Dividends:
  Preferred shares
  Common shares                      (116,596)
Treasury shares acquired             (203,974)
Issued:
  Employee stock purchase plan          1,230
  Long-term incentive plan              8,042
Amortization of unearned
 compensation                           1,893
Other                                   2,176
                                   ----------
Balance, December 31, 1998         $1,149,708
                                   ==========

                                    (Dollars in Thousands)
                                   ------------------------

                                  Common        Treasury
                                  Shares        Shares
==============================    ===========   ===========
Balance, December 31, 1997        147,784,218   (23,471,554)
Treasury shares acquired                         (7,309,906)
Issued:
  Employee stock purchase plan                       42,796
  Long-term incentive plan                          485,144
Amortization of unearned
 compensation
Other
                                  -----------   -----------
Balance, December 31, 1998        147,784,218   (30,253,520)
                                  ===========   ===========


A.2  NIPSCO INDUSTRIES MANAGEMENT SERVICES COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      648
  Other receivables                                              23
  Accounts receivable - associated companies                  3,817
                                                         ----------
    Total Current Assets                                      4,488
                                                         ----------
Other Property and Investments:
 Other property at cost less depreciation                     2,171
                                                         ----------
    Total Other Property and Investments                      2,171
                                                         ----------
Other Assets:
 Deferred charges and other                                      36
                                                         ----------
    Total Other Assets                                           36
                                                         ----------
                                                         $    6,695
      TOTAL ASSETS                                       ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common Shares without par value                        $        1
                                                         ----------
    Total Capitalization                                          1
                                                         ----------
Current Liabilities:
  Total accounts payable                                        511
  Taxes accrued                                                 (59)
  Accrued employment costs                                    2,582
  Notes payable to associated companies                       3,400
  Taxes withheld payables                                      (288)
  Miscellaneous accrued liabilities                           1,244
                                                         ----------
    Total Current Liabilities                                 7,390
                                                         ----------
Other:
  Deferred income taxes                                        (696)
                                                         ----------
    Total Other                                                (696)
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    6,695
                                                         ==========

A.2  NIPSCO INDUSTRIES MANAGEMENT SERVICES COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.2  NIPSCO INDUSTRIES MANAGEMENT SERVICES COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.3  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
 Cash and cash equivalents                                $      26
                                                          ---------
    Total Current Assets                                         26
                                                          ---------
      TOTAL ASSETS                                        $      26
                                                          =========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                              (3)
                                                         ----------
    Total Capitalization                                         (2)
                                                         ----------
Current Liabilities:
   Notes payable to associated companies                          0
                                                         ----------
    Total Current Liabilities                                     0
                                                         ----------
Noncurrent Liabilities:
   Deferred credits                                              28
                                                         ----------
Total Noncurrent Liabilities                                     28
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $       26
                                                         ==========

A.3  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Expenses:
     Administrative and general                          $        0
                                                         ----------
    Total Operating Expenses                                      0
                                                         ----------
Income taxes                                                     (1)
                                                         ----------
NET INCOME (LOSS)                                        $        1
                                                         ==========

A.3  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at beginning of the year                         $       (3)
Net Income                                               $        1
                                                         ----------
      BALANCE AT END OF YEAR                             $       (2)
                                                         ==========

A.4  NI TELECOMM, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.4  NI TELECOMM, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.4  NI TELECOMM, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.5  CROSSROADS PIPELINE COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility plant                                          $   34,819
    Less-Accumulated provision for
      depreciation and amortization                          (3,823)
                                                         ----------
    Total Utility Plant                                      30,996
                                                         ----------


Current Assets:
  Cash and cash equivalents                                     147
  Accounts receivable, less reserve                           1,158
  Prepayments and other                                           8
                                                         ----------
    Total Current Assets                                      1,313
                                                         ----------
      TOTAL ASSETS                                       $   32,309
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                          (6,759)
                                                         ----------
    Total Capitalization                                     (6,758)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,063
  Taxes accrued                                                 263
  Notes payable to associated companies                      35,450
                                                         ----------
    Total Current Liabilities                                36,776
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       2,138
  Deferred credits                                              153
                                                         ----------
    Total Noncurrent Liabilities                              2,291
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   32,309
                                                         ==========

A.5  CROSSROADS PIPELINE COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenue                                        $    5,149
                                                         ----------
Cost of Sales:
  Other gas operating expenses                                   70
                                                         ----------
    Total Cost of Sales                                          70
                                                         ----------
    Operating Margin                                          5,079
                                                         ----------
Operating Expenses and Taxes:
  Operating expense                                           1,010
  Administrative and general expenses                         1,177
  Depreciation and amortization                                 996
  Taxes other than income                                       847
                                                         ----------
    Total Operating Expenses and Taxes                        4,031
                                                         ----------
Other Income (Deductions)                                         9
                                                         ----------
Interest and other charges                                    2,990
                                                         ----------
  Income tax expense                                           (700)
                                                         ----------
      NET INCOME (LOSS)                                  $   (1,232)
                                                         ==========

A.5  CROSSROADS PIPELINE COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $   (5,527)
Net Income                                                   (1,232)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (6,759)
                                                         ==========

A.6  NIPSCO CAPITAL MARKETS, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      108
  Accounts receivable - associated companies                     16
  Notes receivable - associated companies                   659,428
  Prepayments                                                   731
                                                         ----------
    Total Current Assets                                    660,283
                                                         ----------
Other Assets:
  Deferred charges and other                                  5,271
                                                         ----------
    Total Other Assets                                        5,271
                                                         ----------

      TOTAL ASSETS                                       $  665,554
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    1,000
  Retained earnings                                          10,235
  Long-term debt bonds                                       75,000
  Long-term debt other                                      375,000
                                                         ----------
    Total Capitalization                                    461,235
                                                         ----------

Current Liabilities:
  Commercial paper                                          108,100
  Notes payable                                              86,750
  Total accounts payable                                       (344)
  Taxes    accrued                                            2,139
  Interest accrued                                            7,674
                                                         ----------
    Total Current Liabilities                               204,319
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $  665,554
                                                         ==========

A.6  NIPSCO CAPITAL MARKETS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $        0
                                                         ----------
    Total Operating Revenues                                      0
                                                         ----------
Operating Expenses and Taxes:
  Administrative and general expenses                           331
  Taxes other than income                                         0
                                                         ----------
    Total Operating Expenses                                    331
                                                         ----------
Other Income (Deductions):
  Interest income                                            45,923
                                                         ----------
    Total Other Income (Deductions)                          45,923
                                                         ----------
Interest and other charges                                   39,950
                                                         ----------
Income tax expense                                            2,141
                                                         ----------
      NET INCOME (LOSS)                                  $    3,501
                                                         ==========

A.6  NIPSCO CAPITAL MARKETS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    6,734
Net Income                                                    3,501
                                                         ----------
  BALANCE AT END OF YEAR                                 $   10,235
                                                         ==========

A.7  NEM ACQUISITION CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Accounts receivable - associated companies             $      170
                                                         ----------
    Total Current Assets                                        170
                                                         ----------
Property and Investments:
  Investments at equity                                          60
                                                         ----------
    Total Other Property and Investments                         60
                                                         ----------
Other Assets:
  Deferred charges and other                                  5,214
                                                         ----------
    Total Other Assets                                        5,214
                                                         ----------
      TOTAL ASSETS                                       $    5,444
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                            (395)
                                                         ----------
    Total Capitalization                                       (394)
                                                         ----------
Current Liabilities:
  Accounts payable                                            5,713
  Taxes accrued                                                 208
                                                         ----------
    Total Current Liabilities                                 5,921
                                                         ----------

Noncurrent Liabilities
  Deferred income taxes                                         (83)
                                                         ----------
    Total Noncurrent Liabilities                                (83)
                                                         ----------

      TOTAL CAPITALIZATION AND LIABILITIES               $    5,444
                                                         ==========

A.7  NEM ACQUISITION CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $        0
                                                         ----------
    Total Operating Revenues                                      0
                                                         ----------
Operating Expenses and Taxes:
  Depreciation and amortization                                 286
                                                         ----------
    Total Operating Expenses and Taxes                          286
                                                         ----------
Other Income (Deductions):
  Investment income (loss)                                      547
                                                         ----------
    Total Other Income (Deductions)                             547
                                                         ----------
Income tax expense                                              219
                                                         ----------
      NET INCOME (LOSS)                                  $       42
                                                         ==========

A.7  NEM ACQUISITION CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $     (437)
Net Income (Loss)                                                42
                                                         ----------
  BALANCE AT END OF YEAR                                 $     (395)
                                                         ==========

A.8  IWC RESOURCES CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility plant                                          $  157,254
    Less-Accumulated provision for
      depreciation and amortization                          (6,837)
                                                         ----------
    Total Utility Plant                                     150,417
                                                         ----------
Current Assets:
  Cash and cash equivalents                                     531
  Special funds                                                  11
  Other accounts receivable                                     148
  Accounts receivable - associated companies                 12,574
  Prepayments                                                  (155)
                                                         ----------
    Total Current Assets                                     13,109
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                       90
  Investments at equity                                     156,366
  Other investments                                              28
                                                         ----------
    Total Other Property and Investments                    156,484
                                                         ----------
Other Assets:
  Deferred charges and other                                 59,991
                                                         ----------
    Total Other Assets
59,991                                                   ----------
      TOTAL ASSETS                                       $  380,001
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $  291,589
  Retained earnings                                          19,458
  Long-term debt other                                       19,600
                                                         ----------
    Total Capitalization                                    330,647
                                                         ----------

Current Liabilities:
  Obligations due within one year                             1,000
  Accounts payable                                           25,737
  Taxes accrued                                                (355)
  Interest accrued                                              335
  Accrued employment costs                                    2,202
  Taxes withheld payables                                       (35)
  Miscellaneous accrued liabilities                              39
                                                         ----------
    Total Current Liabilities                                28,923
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                        (570)
  Deferred credits                                           20,976
  Postretirement benefits accrued                                25
                                                         ----------
    Total Noncurrent Liabilities                             20,431
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $  380,001
                                                         ==========

A.8  IWC RESOURCES  CORPORATION
INCOME STATEMENT
For the Year Ended December 31,1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      101
                                                         ----------
    Total Operating Revenues                                    101
                                                         ----------
Operating Expenses and Taxes (except income):
  Administrative and general expenses                         4,909
  Depreciation and amortization                               6,856
  Taxes other than income                                        79
                                                         ----------
    Total Operating Expenses and Taxes (except income)       11,844
                                                         ----------
Other Income (Deductions):
  Total other income & deductions                              (615)
  Non-operating income                                           22
                                                         ----------
    Total Other Income (Deductions)                            (593)
                                                         ----------
Interest and other charges                                    1,272
                                                         ----------
Income tax expense                                           (3,007)
                                                         ----------
Net Income (Loss) before subsidiaries                       (10,601)
                                                         ----------
Subsidiary gain (loss)                                       21,454
                                                         ----------
   NET INCOME (LOSS)                                     $   10,853
                                                         ==========

A.8  IWC RESOURCES  CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    8,605
Net Income                                                   10,853
                                                         ----------
  BALANCE AT END OF YEAR                                 $   19,458
                                                         ==========

A.9  INDIANAPOLIS WATER COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility plant                                          $  498,398
    Less-Accumulated provision for
      depreciation and amortization                        (100,196)
                                                         ----------
     Total Utility Plant                                    398,202
                                                         ----------
Current Assets:
  Cash and cash equivalents                                   1,608
  Special funds                                                  66
  Customer accounts receivable                                9,565
  Other accounts receivable                                      59
  Reserve - customer accounts                                  (188)
  Accounts receivable - associated companies                 16,546
  Material and supplies at average cost                       6,824
  Prepayments                                                   355
                                                         ----------
    Total Current Assets                                     34,835
                                                         ----------
Other Property and Investments:
  Other property at cost                                         42
                                                         ----------
    Total Other Property and Investments                         42
                                                         ----------
Other Assets:
  Deferred charges and other                                 20,565
                                                         ----------
    Total Other Assets                                       20,565
                                                         ----------
      TOTAL ASSETS                                       $  453,644
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $   17,004
  Additional paid-in-capital                                 37,913
  Retained earnings                                          53,664
  Preferred stock-without mandatory redemption                4,294
  Long-term debt other                                       92,600
                                                         ----------
    Total Capitalization                                    205,475
                                                         ----------
Current Liabilities:
  Obligations due within one year                            77,423
  Total accounts payable                                      7,100
  Dividends declared                                              0
  Customer deposits                                           1,255
  Taxes accrued                                               6,628
  Interest accrued                                            1,751
  Accrued employment costs                                    1,023
  Other accruals                                                236
  Taxes withheld payables                                      (241)
  Miscellaneous accrued liabilities                           1,526
                                                         ----------
    Total Current Liabilities                                96,701
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                      35,068
  Deferred investment tax credits amortized                   4,397
  Deferred credits                                           56,878
  Postretirement accrued benefits                            10,640
  Other non-current liabilities                              44,485
                                                         ----------
    Total Noncurrent Liabilities                            151,468
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $  453,644
                                                         ==========

A.9  INDIANAPOLIS  WATER COMPANY
INCOME STATEMENT
For the Year Ended December 31,1998
(Dollars in Thousands)
Operating Revenues:
  Water revenue                                          $   83,087
                                                         ----------
    Total Operating Revenues                                 83,087
                                                         ----------
Cost of Sales:
  Cost of goods sold                                              1
                                                         ----------
    Total Cost of Goods Sold                                      1
                                                         ----------
    Operating Margin                                         83,086
                                                         ----------
Operating Expenses and Taxes (except income):
  Operation                                                  27,713
  Administrative and general expenses                        14,342
  Depreciation and amortization                               7,534
  Taxes (except income)                                       7,051
                                                         ----------
    Total Operating Expenses and Taxes (except income)       56,640
                                                         ----------
Other Income (Deductions):
  Job work sales - net                                           96
  Total other income & deductions                                (6)
  Non-operating income                                          622
                                                         ----------
    Total Other Income (Deductions)                             712
                                                         ----------
Interest and other charges                                    7,288
                                                         ----------
Income tax expense                                            7,249
                                                         ----------
      NET INCOME (LOSS)                                  $   12,621
                                                         ==========

A.9  INDIANAPOLIS WATER COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $   41,043
Net Income                                                   12,621
                                                         ----------
  BALANCE AT END OF YEAR                                 $   53,664
                                                         ==========

A.10  HARBOUR WATER CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility plant                                          $    7,270
    Less-Accumulated provision for
      depreciation and amortization                          (1,338)
                                                         ----------
     Total Utility Plant                                      5,932
                                                         ----------
Current Assets:
  Cash and cash equivalents                                       0
  Customer accounts receivable                                  100
  Reserve - customer accounts                                     0
  Accounts receivable-associated companies                      317
                                                         ----------
    Total Current Assets                                        417
                                                         ----------
Other Property and Investments:
  Deferred charges and other                                    201
                                                         ----------
    Total Other Assets                                          201
                                                         ----------
      TOTAL ASSETS                                       $    6,550
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $      400
  Retained earnings                                           1,958
                                                         ----------
    Total Capitalization                                      2,358
                                                         ----------
Current Liabilities:
  Total accounts payable                                        383
  Customer deposits                                               5
  Taxes accrued                                                 129
  Interest accrued                                                1
  Taxes withheld payables                                         4
                                                         ----------
    Total Current Liabilities                                   522
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         277
  Deferred investment tax credits                                48
  Deferred credits                                            2,245
  Other non-current liabilities                               1,100
                                                         ----------
    Total Noncurrent Liabilities                              3,670
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    6,550
                                                         ==========

A.10  HARBOUR WATER CORPORATION
INCOME STATEMENT
For the Year Ended December 31,1998
(Dollars in Thousands)
Operating Revenues:
  Water revenue                                          $      986
                                                         ----------
    Total Operating Revenues                                    986
                                                         ----------
Operating Expenses and Taxes (except income):
  Operations                                                    313
  Administrative and general expenses                           127
  Depreciation and amortization                                 120
  Taxes except income                                            90
                                                         ----------
    Total Operating Expenses and Taxes (except income)          650
                                                         ----------
Income tax expense                                              142
                                                         ----------
      NET INCOME (LOSS)                                  $      194
                                                         ==========

A.10  HARBOUR WATER CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,764
Net Income                                                      194
                                                         ----------
  BALANCE AT END OF YEAR                                 $    1,958
                                                         ==========


A.11  LIBERTY WATER CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility plant                                          $    1,319
    Less-Accumulated provision for
      depreciation and amortization                             (35)
                                                         ----------
     Total Utility Plant                                      1,284
                                                         ----------
Current Assets:
  Cash and cash equivalents                                       5
  Customer accounts receivable                                   21
                                                         ----------
    Total Current Assets                                         26
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciations                      91
                                                         ----------
     Total Other Property and Investments                        91
                                                         ----------
Other Assets:
  Deferred charges and other                                    291
                                                         ----------
     Total Other Asset                                         291
                                                         ----------
          TOTAL ASSETS                                   $    1,692
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $      233
  Retained earnings                                             (29)
                                                         ----------
    Total Capitalization                                        204
                                                         ----------
Current Liabilities:
  Total Obligations due in one year                           1,157
  Total accounts payable                                        186
  Customer deposits                                               0
  Taxes accrued                                                  (6)
  Interest accrued                                                7
  Taxes withheld payables                                         0
                                                         ----------
    Total Current Liabilities                                 1,344
                                                         ----------
Noncurrent Liabilities:
  Deferred credits                                               13
  Other non-current liabilities                                 131
                                                         ----------
    Total Noncurrent Liabilities                                144
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,692
                                                         ==========

A.11  LIBERTY WATER CORPORATION
INCOME STATEMENT*
For the Year Ended December 31,1998
(Dollars in Thousands)
Operating Revenues:
  Water revenue                                          $       24
                                                         ----------
    Total Operating Revenues                                     24
                                                         ----------
Operating Expenses and Taxes (except income):
  Operations                                                      1
  Administrative and general expenses                             8
  Depreciation and amortization                                  25
  Taxes except income                                             0
                                                         ----------
    Total Operating Expenses and Taxes (except income)           34
                                                         ----------
Other Income (Deductions):
 Interest and other charges                                      34
                                                         ----------
Income tax expense                                              (15)
                                                         ----------
      NET INCOME (LOSS)                                  $      (29)
                                                         ==========
*Income statement reflects activity for September 1998 through December 1998.

A.11  LIBERTY WATER CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $        0
Net Income*                                              $      (29)
                                                         ----------
  BALANCE AT END OF YEAR                                 $      (29)
                                                         ==========
*Net income is for September 1998 through December 1998.


A.12  UTILITY DATA CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       38
  Customer accounts receivable                                  271
  Other accounts receivable                                       2
  Accounts receivable - associated companies                  9,563
  Prepayments                                                   293
                                                         ----------
    Total Current Assets                                     10,167
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                      398
                                                         ----------
    Total Other Property and Investments                        398
                                                         ----------
      TOTAL ASSETS                                       $   10,565
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $      154
  Retained earnings                                           7,734
                                                         ----------
    Total Capitalization                                      7,888
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,001
  Taxes accrued                                                  68
  Accrued employment costs                                      817
  Taxes withheld payables                                         0
  Miscellaneous accrued liabilities                             188
                                                         ----------
    Total Current Liabilities                                 2,074
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                        (723)
  Deferred credits                                              259
  Postretirement benefits accrued                             1,067
                                                         ----------
    Total Noncurrent Liabilities                                603
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   10,565
                                                         ==========

A.12  UTILITY DATA  CORPORATION
INCOME STATEMENT
For the Year Ended December 31,1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    7,882
                                                         ----------
    Total Operating Revenues                                  7,882
                                                         ----------
Operating Expenses and Taxes (except income):
  Operation                                                     198
  Administrative and general expenses                         5,390
  Depreciation and amortization                                 150
  Taxes (except income)                                         241
                                                         ----------
    Total Operating Expenses and Taxes (except income)        5,978
                                                         ----------
Interest and other charges                                       11
                                                         ----------
Income tax expense                                              717
                                                         ----------
      NET INCOME (LOSS)                                  $    1,176
                                                         ==========

A.12  UTILITY DATA CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    6,558
Net Income                                                    1,176
                                                         ----------
  BALANCE AT END OF YEAR                                 $    7,734
                                                         ==========

A.13  IWC SERVICES, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Customer accounts receivable                           $       11
  Accounts receivable - associated companies                    250
                                                         ----------
    Total Current Assets                                        261
                                                         ----------
Other Assets:
  Deferred charges and other                                  4,173
                                                         ----------
    Total Other Assets                                        4,173
                                                         ----------
      TOTAL ASSETS                                       $    4,434
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $       50
  Retained earnings                                           3,135
                                                         ----------
    Total Capitalization                                      3,185
                                                         ----------
Current Liabilities:
  Total accounts payable                                        671
  Taxes accrued                                                  59
                                                         ----------
    Total Current Liabilities                                   730
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         283
  Deferred credits                                              236
                                                         ----------
    Total Noncurrent Liabilities                                519
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    4,434
                                                         ==========

A.13  IWC SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      149
                                                         ----------
    Total Operating Revenues                                    149
                                                         ----------
Cost of Sales:
  Cost of goods sold                                           149
                                                         ----------
    Total Cost of Sales                                         149
                                                         ----------

Operating Expenses and Taxes (except income):
  Administrative and general expenses                            19
  Taxes other than income                                        21
                                                         ----------
    Total Operating Expenses and Taxes (except income)           40
                                                         ----------
Other Income (Deductions):
  Investment income (loss)                                    1,573
  Income tax expense                                            582
                                                         ----------
      NET INCOME (LOSS)                                  $      951
                                                         ==========

A.13  IWC SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    2,135
Net Income                                                      951
                                                         ----------
  BALANCE AT END OF YEAR                                 $    3,135
                                                         ==========


A.14  WHITE RIVER ENVIRONMENTAL PARTNERSHIP
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.14  WHITE RIVER ENVIRONMENTAL PARTNERSHIP
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.14  WHITE RIVER ENVIRONMENTAL PARTNERSHIP
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.15  WATERWAY HOLDINGS, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Special funds                                          $    9,892
  Other accounts receivable                                   1,328
  Accounts receivable - associated companies                    135
                                                         ----------
    Total Current Assets                                     11,355
                                                         ----------
      TOTAL ASSETS                                       $   11,355
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    4,750
  Retained earnings                                           2,833
                                                         ----------
    Total Capitalization                                      7,583
                                                         ----------

Current Liabilities:
  Total accounts payable                                      3,068
  Taxes accrued                                                  14
                                                         ----------
    Total Current Liabilities                                 3,082
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         190
  Deferred credits                                              500
                                                         ----------
    Total Noncurrent Liabilities                                690
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   11,355
                                                         ==========

A.15  WATERWAY HOLDINGS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    2,885
                                                         ----------
    Total Operating Revenues                                  2,885
                                                         ----------
Cost of Sales:
  Cost of land sales                                            961
                                                         ----------
    Total Cost of Sales                                         961
                                                         ----------
Operating Margin                                              1,924
                                                         ----------
Operating Expenses and Taxes (except income):
  Administrative and general expenses                             2
  Taxes except income                                            60
                                                         ----------
     Total Operating Expenses and Taxes (except income)          62
                                                         ----------
Other Income (Deductions)                                       110
                                                         ----------
     Total Other Income (Deductions)                            110
                                                         ----------
Interest and other charges                                       17
                                                         ----------
Income tax expense                                              744
                                                         ----------
      NET INCOME (LOSS)                                  $    1,211
                                                         ==========

A.15  WATERWAY HOLDINGS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,622
Net Income                                                    1,211
                                                         ----------
  BALANCE AT END OF YEAR                                 $    2,833
                                                         ==========

A.16  SM&P UTILITY RESOURCES, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        3
  Customer accounts receivable                                8,698
  Other accounts receivable                                     103
  Prepayments                                                   179
                                                         ----------
    Total Current Assets                                      8,983
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                    5,329
                                                         ----------
     Total Other Property and Investments                     5,329
                                                         ----------
Other Assets:
  Deferred charges and other                                     18
                                                         ----------
    Total Other Assets                                           18
                                                         ----------
      TOTAL ASSETS                                       $   14,330
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           4,636
                                                         ----------
    Total Capitalization                                      4,637
                                                         ----------
Current Liabilities:
  Obligation due with one year                                  775
  Total accounts payable                                      4,730
  Taxes accrued                                                 211
  Other accruals                                              3,838
  Taxes withheld payables                                        39
  Miscellaneous accrued liabilities                             815
                                                         ----------
    Total Current Liabilities                                10,408
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                        (715)
                                                         ----------
    Total Noncurrent Liabilities                               (715)
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   14,330
                                                         ==========

A.16  SM&P UTILITY  RESOURCES,  INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
Dollars in Thousands)
Operating Revenues:
 Locate revenue                                          $   65,717
                                                         ----------
    Total Operating Revenues                                 65,717
                                                         ----------
Cost of Sales:
 Cost of sales                                               43,536
                                                         ----------
    Total Cost of Sales                                      43,536
                                                         ----------
Operating Margin                                             22,181
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                        15,350
  Depreciation and amortization                               2,160
  Taxes (except income)                                         990
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)       18,500
                                                         ----------
Other Income (Deductions)                                        39
                                                         ----------
Interest and other charges                                      220
                                                         ----------
Income tax expense                                            1,479
                                                         ----------
      NET INCOME (LOSS)                                  $    2,021
                                                         ==========

A.16  SM&P UTILITY RESOURCES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    2,615
Net Income                                                    2,021
                                                         ----------
  BALANCE AT END OF YEAR                                 $    4,636
                                                         ==========


A.17  MILLER PIPELINE CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      105
  Customer accounts receivable                               10,110
  Other accounts receivable                                     506
  Reserve-customer accounts                                     (75)
  Material and supplies at average cost                         998
  Prepayments                                                   181
  Job work in progress                                        2,402
                                                         ----------
    Total Current Assets                                     14,227
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                   22,639
                                                         ----------
    Total Other Property and Investments                     22,639
                                                         ----------
      TOTAL ASSETS                                       $   36,866
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Additional paid-in-capital                             $   10,939
  Retained earnings                                          11,194
                                                         ----------
    Total Capitalization                                     22,133
                                                         ----------
Current Liabilities:
  Obligations due within one year                             3,696
  Total accounts payable                                      5,035
  Taxes accrued                                                (22)
  Accrued employment costs                                    1,289
  Other accruals                                                369
  Taxes withheld payables                                       112
                                                         ----------
    Total Current Liabilities                                10,479
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       4,254
                                                         ----------
    Total Noncurrent Liabilities                              4,254
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   36,866
                                                         ==========

A.17  MILLER PIPELINE  CORPORATION
INCOME  STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
 Pipeline construction revenue                           $   61,578
                                                         ----------
    Total Operating Revenues                                 61,578
                                                         ----------
Cost of Sales:
 Pipeline construction expense                               48,678
                                                         ----------
    Total Cost of Sales                                      48,678
                                                         ----------
Operating Margin                                             12,900
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Operation                                                     856
  Administrative and general expenses                         3,473
  Depreciation and amortization                               2,821
  Taxes (except income)                                         787
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        7,937
                                                         ----------
Other Income (Deductions)                                       912
                                                         ----------
Interest and other charges                                       99
                                                         ----------
Income tax expense                                            2,264
                                                         ----------
      NET INCOME (LOSS)                                  $    3,512
                                                         ==========


A.17  MILLER PIPELINE CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    7,682
Net Income                                                    3,512
                                                         ----------
  BALANCE AT END OF YEAR                                 $   11,194
                                                         ==========

A.18  PRIMARY ENERGY, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                             $        37
  Other accounts receivable                                   4,576
  Accounts receivable - associated companies                     74
  Notes receivable - associated companies                    10,951
                                                         ----------
     Total Current Assets                                    15,638
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                       51
  Investments at equity                                       6,220
  Investments at cost                                         3,000
                                                         ----------
     Total Other Property and Investments                     9,271
                                                         ----------
Other Assets:
  Deferred charges and other                                    234
                                                         ----------
     Total Other Assets                                         234
                                                         ----------
        TOTAL ASSETS                                    $    25,143
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                       $         1
  Retained earnings                                          22,248
                                                         ----------
    Total Capitalization                                     22,249
                                                         ----------
Current Liabilities:
  Total accounts payable                                        144
  Taxes accrued                                                 376
  Accrued employment costs                                    1,127
  Taxes withheld payables                                       (62)
                                                         ----------
     Total Current Liabilities                                1,585
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       1,309
  Deferred credits                                                0
                                                         ----------
     Total Noncurrent Liabilities                             1,309
                                                         ----------
        TOTAL CAPITALIZATION AND LIABILITIES             $   25,143
                                                         ==========

A.18  PRIMARY ENERGY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    4,659
                                                         ----------
    Total Operating Revenue                                   4,659
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                         3,731
  Depreciation and amortization                                  22
  Taxes (except income)                                         125
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        3,878
                                                         ----------
Other Income (Deductions)                                       182
                                                         ----------
Interest and other charges                                      105
                                                         ----------
Income tax expense                                              329
                                                         ----------
Income (Loss) before subsidiaries                               529
                                                         ----------
Subsidiary gain (loss)                                       10,684
                                                         ----------
   NET INCOME (LOSS)                                     $   11,213
                                                         ==========

A.18  PRIMARY ENERGY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at beginning of year                             $   11,035
Net Income                                                   11,213
                                                         ----------
   BALANCE AT END OF YEAR                                $   22,248
                                                         ==========

A.19  HARBOR COAL COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       52
  Accounts receivable - associated companies                    490
  Prepayments                                                    21
                                                         ----------
    Total Current Assets                                        563
                                                         ----------
Other Property and Investments:
  Investments at equity                                      (2,172)
                                                         ----------
    Total Other Property and Investments                     (2,172)
                                                         ----------
      TOTAL ASSETS                                       $   (1,609)
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           3,008
  Dividends: common shares                                   (3,724)
                                                         ----------
    Total Capitalization                                       (715)
                                                         ----------
Current Liabilities:
  Total accounts payable                                        491
  Taxes accrued                                                 774
  Notes payable to associated companies                       1,559
                                                         ----------
    Total Current Liabilities                                 2,824
                                                         ----------
Noncurrent Liabilities:

  Deferred income taxes                                      (3,718)
                                                         ----------
    Total Noncurrent Liabilities                             (3,718)
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   (1,609)
                                                         ==========

A.19  HARBOR COAL COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $        0
                                                         ----------
    Total Operating Revenues                                      0
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                           108
  Taxes (except income)                                          26
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)          134
                                                         ----------
Other Income (Deductions)                                     2,116
                                                         ----------
Interest and other charges                                        3
                                                         ----------
Income tax expense                                              739
                                                         ----------
      NET INCOME (LOSS)                                  $    1,240
                                                         ==========

A.19  HARBOR COAL  COMPANY
STATEMENT  OF  RETAINED  EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,768
Net Income                                                    1,240
Dividends declared common                                    (3,724)
                                                         ----------
      BALANCE AT END OF YEAR                             $     (716)
                                                         ==========

A.20  LAKESIDE ENERGY CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       13
  Other accounts receivable                                   3,289
  Accounts receivable-associated companies                        2
  Prepayments                                                    54
                                                         ----------
    Total Current Assets                                      3,358
                                                         ----------
Other Assets:
 Deferred charges and other                                  13,386
                                                         ----------
    Total Other Assets                                       13,386
                                                         ----------
      TOTAL ASSETS                                       $   16,744
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           3,732
                                                         ----------
    Total Capitalization                                      3,733
                                                         ----------
Current Liabilities:
  Total accounts payable                                          3
  Taxes accrued                                              (1,082)
  Notes payable to associated companies                      10,252
                                                         ----------
    Total Current Liabilities                                 9,173
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       3,838
                                                         ----------
    Total Noncurrent Liabilities                              3,838
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   16,744
                                                         ==========

A.20  LAKESIDE ENERGY  CORPORATION
INCOME  STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $   12,664
                                                         ----------
    Total Operating Revenues                                 12,664
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Lease expense                                               8,363
  Administrative and general expenses                           745
  Taxes (except income)                                         105
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        9,213
                                                         ----------
Other Income (Deductions)                                       156
                                                         ----------
Interest and other charges                                      862
                                                         ----------
Income tax expense                                            1,040
                                                         ----------
      NET INCOME (LOSS)                                  $    1,705
                                                         ==========

A.20  LAKESIDE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    2,027
Net Income                                                    1,705
                                                         ----------
      BALANCE AT END OF YEAR                             $    3,732
                                                         ==========

A.21  NORTH LAKE ENERGY CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       11
  Other accounts receivable                                   1,380
  Accounts receivable - associated companies                    727
  Notes receivable - associated companies                       293
  Prepayments                                                    31
                                                         ----------
    Total Current Assets                                      2,442
                                                         ----------
      TOTAL ASSETS                                       $    2,442
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           6,751
  Dividends: common shares                                   (9,535)
                                                         ----------
    Total Capitalization                                     (2,783)
                                                         ----------
Current Liabilities:
  Total accounts payable                                        822
  Taxes accrued                                                (147)
                                                         ----------
    Total Current Liabilities                                   675
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       4,550
                                                         ----------
    Total Noncurrent Liabilities                              4,550
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    2,442
                                                         ==========

A.21  NORTH LAKE ENERGY  CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    7,920
                                                          ---------
    Total Operating Revenue                                   7,920
                                                          ---------
Operating Expenses and Taxes (Except Income):
  Lease expense                                               2,543
  Administrative and general expenses                           587
  Taxes (except income)                                         753
                                                          ---------
    Total Operating Expenses and Taxes (except income)        3,883
                                                          ---------
Other Income (Deductions)                                       488
                                                          ---------
Income tax expense                                            1,715
                                                          ---------
    NET INCOME (LOSS)                                    $    2,810
                                                          =========

A.21  NORTH LAKE ENERGY  CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
 Balance beginning of year                               $    3,941
 Net Income                                                   2,810
 Dividends declared common                                   (9,535)
                                                          ---------
 BALANCE AT END OF YEAR                                  $   (2,784)
                                                          =========

A.22  PORTSIDE ENERGY CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      552
  Other accounts receivable                                   1,127
  Accounts receivable-associated companies                        2
  Material and supplies at average cost                          41
  Notes receivable - associated companies                     1,102
  Prepayments                                                    50
                                                         ----------
    Total Current Assets                                      2,874
                                                         ----------

Other Property and Investments:
  Other property at cost less depreciation                        8
                                                         ----------
    Total Other Property and Investments                          8
                                                         ----------
Other Assets:
  Deferred charges and other                                  2,117
                                                         ----------
    Total Other Assets                                        2,117
                                                         ----------
      TOTAL ASSETS                                       $    4,999
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common Shares without par value                        $        2
  Retained earnings                                           2,709
                                                         ----------
    Total Capitalization                                      2,711
                                                         ----------
Current Liabilities:
  Total accounts payable                                         11
  Taxes accrued                                              (1,168)
                                                         ----------
    Total Current Liabilities                                (1,157)
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       3,445
                                                         ----------
    Total Noncurrent Liabilities                              3,445
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    4,999
                                                         ==========

A.22  PORTSIDE ENERGY  CORPORATION
INCOME  STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $   10,405
                                                          ---------
    Total Operating Revenue                                  10,405
                                                          ---------
Operating Expenses and Taxes (Except Income):
  Lease expense                                               5,373
  Administrative and general expenses                         2,175
  Depreciation and amortization                                   2
  Taxes (except income)                                         235
                                                          ---------
    Total Operating Expenses and Taxes (except income)        7,785
                                                          ---------
Other Income (Deductions)                                        14
                                                          ---------
Interest and other charges                                       43
                                                          ---------
Income tax expense                                              935
                                                          ---------
    NET INCOME (LOSS)                                    $    1,656
                                                          =========

A.22  PORTSIDE  ENERGY  CORPORATION
STATEMENT OF RETAINED  EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
 Balance beginning of year                               $    1,053
 Net Income                                                   1,656
                                                          ---------
 BALANCE AT END OF YEAR                                   $   2,709
                                                          =========

A.23  COKENERGY, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       10
  Other receivables                                           3,215
  Other receivables                                          31,780
  Notes receivable-associated companies                       3,420
  Prepayments                                                    83
                                                         ----------
    Total Current Assets                                     38,508
                                                         ----------
                                                         $   38,508
      TOTAL ASSETS                                       ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common Shares without par value                        $        1
  Retained earnings                                           3,273
                                                         ----------
    Total Capitalization                                      3,274
                                                         ----------
Current Liabilities:
  Total accounts payable                                      2,457
  Customer deposits                                          30,691
  Taxes accrued                                                 790
                                                         ----------
    Total Current Liabilities                                33,938
                                                         ----------
Noncurrent Liabilities:
   Deferred income taxes                                      1,296
                                                         ----------
    Total Noncurrent Liabilities                              1,296
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   38,508
                                                         ==========

A.23  COKENERGY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    7,280
                                                          ---------
    Total Operating Revenue                                   7,280
                                                          ---------
Operating Expenses and Taxes (Except Income):
  Lease expense                                                 938
  Administrative and general expenses                           166
  Taxes (except income)                                          88
                                                          ---------
    Total Operating Expenses and Taxes (except income)        1,192
                                                          ---------
Other Income (Deductions)                                         0
                                                          ---------
Interest and other charges                                      816
                                                          ---------
Income tax expense                                            1,999
                                                          ---------
    NET INCOME (LOSS)                                    $    3,273
                                                          =========

A.23  COKENERGY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
 Balance beginning of year                               $        0
 Net Income                                                   3,273
                                                          ---------
 BALANCE AT END OF YEAR                                   $   3,273
                                                          =========


A.24  IRONSIDE ENERGY CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.24  IRONSIDE ENERGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.24  IRONSIDE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.25  OILSIDE ENERGY CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.25  OILSIDE ENERGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.25  OILSIDE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.26  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Utility Plant, At Original Cost (Including
  Construction Work in Progress of $149,426:
    Electric                                             $4,154,060
    Gas                                                   1,272,482
    Common                                                  364,823
                                                          ---------
                                                          5,791,365
    Less-Accumulated provision for
      depreciation and amortization                       2,804,720
                                                         ----------
        Total Utility Plant                               2,986,645
                                                         ----------

Other Property and Investments                                  519
                                                         ----------
Current Assets:
  Cash and cash equivalents                                  19,541
  Accounts receivable, less reserve of $4,458               104,445
  Gas cost adjustment clause                                 44,044
  Materials and supplies at average cost                     51,554
  Electric production fuel, at average cost                  32,402
  Natural gas in storage, at last-in, first-out cost         50,859
  Prepayments and other                                      31,056
                                                         ----------
        Total Current Assets                                333,901
                                                         ----------


Other Assets:
  Regulatory assets                                         203,722
  Prepayments and other                                     127,162
                                                         ----------
        Total Other Assets                                  330,884
                                                         ----------
        TOTAL ASSETS                                     $3,651,949
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholder's equity                            $1,018,150
  Preferred stocks -
    Series without mandatory redemption provisions           81,116
    Series with mandatory redemption provisions              56,435
  Long-term debt                                          1,077,959
                                                         ----------
        Total Capitalization                              2,233,660
                                                         ----------
Current Liabilities:
  Current portion of long-term debt                           2,000
  Short-term borrowings                                     126,100
  Accounts payable                                          142,414
  Dividends declared on common and preferred stocks          63,101
  Customer deposits                                          20,178
  Taxes accrued                                              88,401
  Interest accrued                                            9,118
  Fuel adjustment clause                                      6,279
  Accrued employment costs                                   44,223
  Other accruals                                             28,546
                                                         ----------
        Total Current Liabilities                           530,360
                                                         ----------
Other:
  Deferred income taxes                                     608,935
  Deferred investment tax credits, being
    amortized over life of related property                  92,693
  Deferred credits                                           48,084
  Accrued liability for postretirement benefits             127,115
  Other noncurrent liabilities                               11,102
                                                         ----------
        Total Other                                         887,929
                                                         ----------
        TOTAL CAPITALIZATION AND LIABILITIES             $3,651,949
                                                         ==========
CONSOLIDATED  STATEMENT OF  CAPITALIZATION
For the Year Ended December 31, 1998
(Dollars in Thousands)
Common Shareholder's Equity:
  Common shares - without par value - authorized
    75,000,000 shares - issued and outstanding
    73,282,258 shares                                    $  859,488
  Additional paid-in capital                                 12,524
  Retained earnings                                         146,138
                                                         ----------
    Total Common Shareholder's Equity                     1,018,150
                                                         ----------
Preferred Stocks, Which Are Redeemable
  Solely at Option of Northern Indiana
  Public Service Company:
    Cumulative preferred stock - $100 par value -
      4-1/4% series - 209,051 shares outstanding             20,905
      4-1/2% series -  79,996 shares outstanding              8,000
      4.22%  series - 106,198 shares outstanding             10,620
      4.88%  series - 100,000 shares outstanding             10,000
      7.44%  series -  41,890 shares outstanding              4,189
      7.50%  series -  34,842 shares outstanding              3,484
      Premium on preferred stock                                254

    Cumulative preferred stock - no par value
      Adjustable Rate (6.00% at December 31, 1998) -
        Series A (stated value - $50 per share),
        473,285 shares outstanding                           23,664
                                                         ----------
                                                             81,116
                                                         ----------
Redeemable  Preferred Stocks,  Subject to
  Mandatory  Redemption  Requirements or
  Whose  Redemption Is Outside the Control of
  Northern Indiana Public Service Company:
    Cumulative preferred stock - $100 par value -
      8.85%  series - 50,000 shares outstanding               5,000
      7-3/4% series - 33,352 shares outstanding               3,335
      8.35%  series - 51,000 shares outstanding               5,100
    Cumulative preferred stock - no par value -
      6.50%  series - 430,000 shares outstanding             43,000
                                                         ----------
                                                             56,435
                                                         ----------
Long-term Debt, excluding amounts due within one year     1,077,959
                                                         ----------
        TOTAL CAPITALIZATION                             $2,233,660
                                                         ==========
CONSOLIDATED  STATEMENT OF LONG-TERM  DEBT
For the Year Ended  December 31, 1998
(Dollars in Thousands)
First Mortgage Bonds -
  Series T,  7-1/2% - due April 1, 2002                  $   39,000
  Series NN, 7.10%  - due July 1, 2017                       55,000
                                                         ----------
                                                             94,000
                                                         ----------
Pollution Control Notes and Bonds -
  Series A Note - City of Michigan City -
    5.70% due October 1, 2003                                16,500
  Series 1988 Bonds - Jasper County -
    Series A, B, and C,
    3.05% weighted average at December 31, 1998,
    due November 1, 2016                                    130,000
  Series  1988  Bonds - Jasper  County - Series D,
    3.13%  weighted  average  at December 31, 1998,
    due November 1, 2007                                     24,000
  Series 1994 Bonds - Jasper County - Series A,
    5.15% at December  31, 1998,  due August 1, 2010         10,000
  Series 1994 Bonds - Jasper County - Series B,
    5.15% at December 31, 1998, due June 1, 2013             18,000
  Series 1994 Bonds - Jasper County - Series C,
    5.15% at December 31, 1997, due April 1, 2019            41,000
                                                         ----------
                                                            239,500
                                                         ----------
Medium-term Notes -
  Interest rates between 6.10% and 7.69%,  with a
  weighted average interest rate of 7.00% with
  various maturities between March 20, 2000 and
  August 4, 2027                                            748,025
                                                         ----------
Unamortized premium and discount on long-term
  debt, net                                                  (3,566)
                                                         ----------
        TOTAL LONG-TERM DEBT, EXCLUDING
          AMOUNTS DUE WITHIN ONE YEAR                    $1,077,959
                                                         ==========

A.26  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $  572,485
  Electric                                                1,076,118
                                                         ----------
                                                          1,648,603
                                                         ----------
Cost of Energy:
  Gas costs                                                 321,033
  Fuel for electric generation                              250,649
  Power purchased                                            41,990
                                                         ----------
                                                            613,672
                                                         ----------
Operating Margin                                          1,034,931
                                                         ----------
Operating Expenses and Taxes (except income):
  Operation                                                 245,920
  Maintenance                                                65,302
  Depreciation and amortization                             228,547
  Taxes (except income)                                      72,227
                                                         ----------
                                                            611,996
                                                         ----------
Operating Income Before Utility Income Taxes                422,935
                                                         ----------
Utility Income Taxes                                        120,786
                                                         ----------
Operating Income                                            302,149
                                                         ----------
Other Income (Deductions)                                    (3,589)
                                                         ----------
Interest:
  Interest on long-term debt                                 69,672
  Other interest                                              5,087
  Allowance for borrowed funds used during
    construction and carrying charges                          (563)
  Amortization of premium, reacquisition
    premium, discount, and expense on debt, net               4,184
                                                         ----------
                                                             78,380
                                                         ----------
Net Income                                                  220,180
Dividend Requirements on Preferred Stocks                     8,335
                                                         ----------
Balance Available for Common Shares                      $  211,845
                                                         ==========
Common Dividends Declared                                $  212,000
                                                         ==========

A.26  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $  146,293
  Net Income                                                220,180
  Dividends on cumulative preferred stock                    (8,335)
  Common shares dividends                                  (212,000)
                                                         ----------
Balance at End of Year                                   $  146,138
                                                         ==========

A.27  NIPSCO EXPLORATION COMPANY, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      268
  Accounts receivable - associated companies                  2,304
                                                         ----------
    Total Current Assets                                      2,572
                                                         ----------
      TOTAL ASSETS                                       $    2,572
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    1,400
  Retained earnings                                             974
                                                         ----------
    Total Capitalization                                      2,374
                                                         ----------
Current Liabilities:
  Total accounts payable                                         61
  Taxes accrued                                                  20
  Notes payable to associated companies                         133
                                                         ----------
    Total Current Liabilities                                   214
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         (16)
                                                         ----------
    Total Noncurrent Liabilities                                (16)
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    2,572
                                                         ==========

A.27  NIPSCO  EXPLORATION  COMPANY,  INC.
INCOME  STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $       64
                                                         ----------
    Total Revenues                                               64
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                            13
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)           13
                                                         ----------
Other Income (Deductions)                                        12
                                                         ----------
Interest and other charges                                       10
                                                         ----------
Income tax expense                                               21
                                                         ----------
      NET INCOME (LOSS)                                  $       32
                                                         ==========

A.27  NIPSCO EXPLORATION COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $      942
Net Income                                                       32
                                                         ----------
      BALANCE AT END OF YEAR                             $      974
                                                         ==========

A.28  SHORE LINE SHOPS, INCORPORATED
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      101
  Accounts receivable - associated companies                    568
                                                         ----------
    Total Current Assets                                        669
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                       16
  Investments at cost                                           182
                                                         ----------
    Total Other Property and Investments                        198
                                                         ----------
      TOTAL ASSETS                                       $      867
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $       73
  Retained earnings                                          (2,539)
                                                         ----------
    Total Capitalization                                     (2,466)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      2,370
  Taxes accrued                                                 (82)
  Notes payable to associated companies                       1,003
                                                         ----------
    Total Current Liabilities                                 3,291
                                                         ----------
Noncurrent Liabilities:

  Deferred income taxes                                          42
                                                         ----------
    Total Noncurrent Liabilities                                 42
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $      867
                                                         ==========

A.28  SHORE LINE SHOPS, INCORPORATED
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $        6
                                                         ----------
    Total Revenues                                                6
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                            27
  Taxes (except income)                                          22
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)           49
                                                         ----------
Interest and other charges                                      108
                                                         ----------
Income tax expense                                              (12)
                                                         ----------
      NET INCOME (LOSS)                                  $     (139)
                                                         ==========

A.28  SHORE LINE SHOPS, INCORPORATED
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $   (2,400)
Net Income                                                     (139)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (2,539)
                                                         ==========

A.29  NI ENERGY SERVICES, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $     (403)
  Other accounts receivable                                  (1,960)
  Reserve-customer accounts                                    (626)
  Accounts receivable - associated companies                  1,970
  Notes receivable - associated companies                     3,620
                                                         ----------
    Total Current Assets                                      2,601
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                    1,98/
  Investments at equity                                     (18,179)
                                                         ----------
    Total Other Property and Investments                    (16,191)
                                                         ----------
Other Assets:
  Deferred charges and other                                  1,929
                                                         ----------
    Total Other Assets                                        1,929
                                                         ----------
      TOTAL ASSETS                                       $  (11,661)
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    2,887
  Foreign currency translation adjustment                    (1,744)
  Retained earnings                                         (27,721)
                                                         ----------
    Total Capitalization                                    (26,578)
                                                         ----------
Current Liabilities:
  Total accounts payable                                        989
  Taxes accrued                                              (2,496)
  Notes payable to associated companies                      15,366
  Taxes withheld payables                                      (251)
                                                         ----------
    Total Current Liabilities                                13,608
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         670
  Deferred credits                                              639
                                                         ----------
    Total Noncurrent Liabilities                              1,309
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $  (11,661)
                                                         ==========

A.29  NI ENERGY  SERVICES,  INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    3,360
                                                         ----------
    Total Revenues                                            3,360
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Operating expenses                                              7
  Administrative and general expenses                         8,260
  Depreciation and amortization                                  68
  Taxes (except income)                                          52
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        8,387
                                                         ----------
Other Income (Deductions):
  Investment income (loss)                                   (1,348)
  Total Other income & deductions                               670
  Other non-operating income                                   (328)
                                                         ----------
    Total Other Income (Deductions)                          (1,006)
                                                         ----------
Interest and other charges                                    1,677
                                                         ----------
Income tax expense                                           (2,362)
                                                         ----------
Income (Loss) Before Subsidiaries                            (5,348)
                                                         ----------
Subsidiary Gain (Loss)                                      (28,876)
                                                         ----------
      NET INCOME (LOSS)                                  $  (34,224)
                                                         ==========

A.29  NI ENERGY SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    6,503
Net Income                                                  (34,224)
                                                         ----------
      BALANCE AT END OF YEAR                             $  (27,721)
                                                         ==========

A.30  MARKET HUB PARTNERS, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.30  MARKET HUB PARTNERS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.30  MARKET HUB PARTNERS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.31  MARKET HUB PARTNERS, L.P.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.31  MARKET HUB PARTNERS, L.P.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.31  MARKET HUB PARTNERS, L.P.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.32  INVENTORY MANAGEMENT AND DISTRIBUTION COMPANY, L.L.C.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.32  INVENTORY MANAGEMENT AND DISTRIBUTION COMPANY, L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.32  INVENTORY MANAGEMENT AND DISTRIBUTION COMPANY, L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.33  NIPSCO FUEL COMPANY, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       15
  Other accounts receivable                                     (19)
  Accounts receivable - associated companies                  5,265
                                                         ----------
    Total Current Assets                                      5,261
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                        3
  Investments at equity                                      19,253
                                                         ----------
    Total Other Property and Investments                     19,256
                                                         ----------
Other Assets:
  Deferred charges and other                                  5,151
                                                         ----------
    Total Other Assets                                        5,151
                                                         ----------
      TOTAL ASSETS                                       $   29,668
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                         (19,450)
                                                         ----------
    Total Capitalization                                    (19,449)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      3,097
  Taxes accrued                                               3,163
  Notes payable to associated companies                      36,581
                                                         ----------
    Total Current Liabilities                                42,841
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       4,315
  Deferred credits                                            1,961
                                                         ----------
    Total Noncurrent Liabilities                              6,276
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   29,668
                                                         ==========

A.33  NIPSCO FUEL COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $        0
                                                         ----------
    Total Operating Revenue                                       0
                                                         ----------
Cost of Sales:
  Cost of Sales                                                 (77)
                                                         ----------
    Total Cost of Sales                                         (77)
                                                         ----------
Operating Margin                                                 77
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                           234
  Depreciation and amortization                                   2
  Taxes (except income)                                         (20)
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)          216
                                                         ----------
Other Income (Deductions)                                       534
                                                         ----------
Interest and other charges                                    2,481
                                                         ----------
Income tax expense                                           (1,522)
                                                         ----------
Income (Loss) Before Subsidiaries                              (564)
                                                         ----------
Subsidiary Gain (Loss)                                           14
                                                         ----------
      NET INCOME (LOSS)                                  $     (550)
                                                         ==========

A.33  NIPSCO FUEL COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $  (18,900)
Net Income                                                     (550)
                                                         ----------
      BALANCE AT END OF YEAR                             $  (19,450)
                                                         ==========

A.34  BRISTOL RESOURCES PRODUCTION COMPANY L.L.C.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.34  BRISTOL RESOURCES PRODUCTION COMPANY L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.34  BRISTOL RESOURCES PRODUCTION COMPANY L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.35  NFCO ACQUISITION COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        1
  Accounts receivable - associated companies                     27
                                                         ----------
    Total Current Assets                                         28
                                                         ----------
Other Assets:
  Deferred charges and other                                    567
                                                         ----------
    Total Other Assets                                          567
                                                         ----------
      TOTAL ASSETS                                       $      595
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                    287
  Retained earnings                                              14
                                                         ----------
    Total Capitalization                                        302
                                                         ----------
Current Liabilities:
  Total accounts payable                                         24
  Taxes accrued                                                  73
  Notes payable to associated companies                          26
                                                         ----------
    Total Current Liabilities                                   123
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         (37)
  Deferred credits                                              207
                                                         ----------
    Total Noncurrent Liabilities                                170
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $      595
                                                         ==========

A.35  NFCO  ACQUISITION  COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $        0
                                                         ----------
    Total Operating Revenue                                       0
                                                         ----------
Cost of Sales:
  Cost of Sales                                                   1
                                                         ----------
    Total Cost of Sales                                           1
                                                         ----------
Operating Margin                                                 (1)
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expense                             14
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)          (15)
                                                         ----------
Other Income (Deductions)                                        22
                                                         ----------
Income tax expense                                               (7)
                                                         ----------
      NET INCOME (LOSS)                                  $       14
                                                         ==========

A.35  NFCO ACQUISITION  COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
Dollars in Thousands)
Balance at Beginning of Year                             $      247
Net Income                                                       14
Dividends declared common                                      (247)
                                                         ----------
      BALANCE AT END OF YEAR                             $       14
                                                         ==========

A.36  NI-TEX, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       99
  Other accounts receivable                                     243
  Accounts receivable - associated companies                   (282)
                                                         ----------
    Total Current Assets                                         60
                                                         ----------
Other Property and Investments:
  Investments at equity                                       1,832
                                                         ----------
    Total Other Property and Investments                      1,832
                                                         ----------
      TOTAL ASSETS                                       $    1,892
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        2
  Retained earnings                                            (295)
                                                         ----------
    Total Capitalization                                       (293)
                                                         ----------
Current Liabilities:
  Total accounts payable                                        678
  Taxes accrued                                                  (7)
  Notes payable to associated companies                       1,082
                                                         ----------
    Total Current Liabilities                                 1,753
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         432
                                                         ----------
    Total Noncurrent Liabilities                                432
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,892
                                                         ==========

A.36  NI-TEX, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Gas sales                                              $       32
                                                         ----------
    Total Operating Revenue                                      32
                                                         ----------
Cost of Sales:
  Gas purchases                                                  36
  Intercompany gas purchases                                      0
                                                         ----------
    Total Cost of Sales                                          36
                                                         ----------
Operating Margin                                                 (4)
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                            23
  Taxes (except income)                                           1
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)           24
                                                         ----------
Other Income (Deductions):
  Investment income (loss)                                      (25)
  Other non-operating income                                 (3,166)
                                                         ----------
     Total Other Income (Deductions)                         (3,191)
                                                         ----------
Interest and other charges                                        1
                                                         ----------
Income tax expense                                             (288)
                                                         ----------
      NET INCOME (LOSS)                                  $   (2,932)
                                                         ==========

A.36  NI-TEX, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    2,637
Net Income                                                   (2,932)
                                                         ----------
      BALANCE AT END OF YEAR                             $     (295)
                                                         ==========

A.37  NI-TEX Gas Services, Inc.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      189
  Accounts receivable - associated companies                    967
  Prepayments                                                     3
                                                         ----------
    Total Current Assets                                      1 159
                                                         ----------
Other Property and Investments:
  Investments at equity                                       4,816
                                                         ----------
    Total Other Property and Investments                      4,816
                                                         ----------
Other Assets:
  Deferred charges and other                                     12
                                                         ----------
     Total Other Asset                                           12
                                                         ----------
      TOTAL ASSETS                                       $    5,987
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        2
  Additional paid-in-capital                                  5,872
  Retained earnings                                          (1,097)
                                                         ----------
    Total Capitalization                                      4,777
                                                         ----------
Current Liabilities:
  Total accounts payable                                         95
  Taxes accrued                                                 550
                                                         ----------
    Total Current Liabilities                                   645
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         565
                                                         ----------
    Total Noncurrent Liabilities                                565
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    5,987
                                                         ==========

A.37  NI-TEX Gas Services, Inc.
INCOME STATEMENT*
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Gas sales                                              $        0
                                                         ----------
    Total Operating Revenue                                       0
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                            12
  Taxes (except income)                                           3
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)           15
                                                         ----------
Other Income (Deductions):
  Investment income (loss)                                    1,998
  Other non-operating income                                  3,213
                                                         ----------
     Total Other Income (Deductions)                          5,211
                                                         ----------
Income tax expense                                              542
                                                         ----------
      NET INCOME (LOSS)                                  $    4,654
                                                         ==========
*Income statement reflects activity for November 1998 through December 1998.

A.37  NI-TEX Gas Services, Inc.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $   (5,751)
Net Income*                                                   4,654
                                                         ----------
      BALANCE AT END OF YEAR                             $   (1,097)
                                                         ==========
*Net income is for November 1998 through December 1998.

A.38  LAREDO NUECES PIPELINE COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.38  LAREDO NUECES PIPELINE COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.38  LAREDO NUECES PIPELINE COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.39  MIDTEX GAS STORAGE COMPANY, L.L.P.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.39  MIDTEX GAS STORAGE COMPANY, L.L.P.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.39  MIDTEX GAS STORAGE COMPANY, L.L.P.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.40  NESI ENERGY MARKETING, L.L.C.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $   18,665
  Other accounts receivable                                  65,198
  Reserve - customer accounts                                  (106)
  Accounts receivable - associated companies                  5,712
  Natural gas in storage, weighted average                   13,522
  Prepayments                                                     6
                                                         ----------
    Total Current Assets                                    102,997
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                      567
                                                         ----------
    Total Other Property and Investments                        567
                                                         ----------
Other Assets:
  Deferred charges and other                                      3
                                                         ----------
    Total Other Assets                                            3
                                                         ----------
      TOTAL ASSETS                                       $  103,567
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Additional paid-in-capital                             $   (1,065)
  Retained earnings                                           1,367
                                                         ----------
    Total Capitalization                                        302
                                                         ----------
Current Liabilities:
  Total accounts payable                                     75,753
  Taxes accrued                                              (2,168)
  Notes payable to associated companies                      33,567
  Taxes withheld payables                                      (107)
                                                         ----------
    Total Current Liabilities                               107,045
                                                         ----------
Noncurrent Liabilities:
  Deferred credits                                           (3,780)
                                                         ----------
    Total Noncurrent Liabilities                             (3,780)
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $  103,567
                                                         ==========

A.40  NESI ENERGY MARKETING,  L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Operating revenue                                      $  568,510
  Intercompany operating revenue                             61,627
                                                         ----------
    Total Operating Revenue                                 630,137
                                                         ----------
Cost of Sales:
  Cost of sales                                             610,707
  Intercompany cost of sales                                 13,240
                                                         ----------
    Total Cost of Sales                                     623,947
                                                         ----------
Operating Margin                                              6,190
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Operating expenses                                            212
  Administrative and general expenses                         3,101
  Depreciation and amortization                                 133
  Taxes (except income)                                         104
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        3,550
                                                         ----------
Other Income (Deductions)                                        (3)
                                                         ----------
Interest and other charges                                    1,242
                                                         ----------
Income tax expense                                               28
                                                         ----------
      NET INCOME (LOSS)                                  $    1,367
                                                         ==========

A.40  NESI ENERGY MARKETING, L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance beginning of year                                $        0
Net Income                                                    1,367
                                                         ----------
      BALANCE AT END OF YEAR                             $    1,367
                                                         ==========

A.41  GREEN FUELS, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Notes receivable                                       $      233
  Other accounts receivable                                     320
  Accounts receivable - associated companies                     51
  Material and supplies at average cost                         390
  Prepayments                                                     4
                                                         ----------
    Total Current Assets                                        998
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                    1,060
                                                         ----------
    Total Other Property and Investments                      1,060
                                                         ----------
      TOTAL ASSETS                                       $    2,058
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                          (2,673)
                                                         ----------
    Total Capitalization                                     (2,672)
                                                         ----------
Current Liabilities:
  Total accounts payable                                         95
  Taxes accrued                                              (1,025)
  Notes payable to associated companies                       4,137
  Taxes withheld payables                                       (15)
                                                         ----------
    Total Current Liabilities                                 3,192
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                           9
  Deferred credits                                            1,529
                                                         ----------
    Total Noncurrent Liabilities                              1,538
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    2,058
                                                         ==========

A.41  GREEN FUELS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Operating revenue                                       $     387
                                                          ---------
   Total Operating Revenue                                      387
                                                          ---------
Cost of Sales:
  Cost of sales                                                 296
                                                          ---------
    Total Cost of Sales                                         296
                                                          ---------
Operating Margin                                                 91
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Operating expenses                                            249
  Administrative and general expenses                           719
  Depreciation and amortization                                 185
  Taxes (except income)                                          54
                                                          ---------
    Total Operating Expenses and Taxes (Except Income)        1,207
                                                          ---------
Other Income (Deductions)                                    (1,275)
                                                          ---------
Interest and other charges                                      316
                                                          ---------
Income tax expense                                           (1,027)
                                                         ----------
      NET INCOME (LOSS)                                  $   (1,680)
                                                         ==========

A.41  GREEN FUELS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at beginning of year                             $     (993)
Net Income                                                   (1,680)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (2,673)
                                                         ==========

A.42  NESI TRANSPORTATION, INC.
BALANCE SHEET
For the Year Ended December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                             $         2
  Other accounts receivable                                   1,785
  Accounts receivable - associated companies                     (6)
                                                        -----------
     Total Current Assets                                     1,781
                                                        -----------
          TOTAL ASSETS                                  $     1,781
                                                        ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Retained earnings                                             273
                                                         ----------
      Total Capitalization                                      273
                                                         ----------
Current Liabilities:
  Total accounts payable                                         56
  Taxes accrued                                                 167
  Notes payable to associated companies                       1,285
                                                         ----------
      Total Current Liabilities                               1,508
                                                         ----------
          TOTAL CAPITALIZATION AND LIABILITIES           $    1,781
                                                         ==========

A.42  NESI TRANSPORTATION, INC.
INCOME STATEMENT*
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    1,757
                                                         ----------
     Total Operating Revenue                                  1,757
                                                         ----------
Cost of Sales:
  Cost of Sales                                               1,323
                                                         ----------
     Total Cost of Sales                                      1,323
                                                         ----------
Operating Margin                                                434
                                                         ----------
Operating Expense and Taxes (Except Income):
  Administrative and general expenses                             0
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)             0
                                                         ----------
Other Income (Deductions)                                        18
                                                         ----------
Interest and other charges                                       13
                                                         ----------
Income tax expense                                              166
                                                         ----------
                NET INCOME (LOSS)                         $     273
                                                         ==========
*Income statement reflects activity for September 1998 through December 1998.

A.42  NESI TRANSPORTATION, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at beginning of year                             $        0
Net income* (loss)                                              273
                                                         ----------
      BALANCE AT END OF YEAR                             $      273
                                                         ==========
*Net income is for September 1998 through December 1998.

A.43  NESI POWER MARKETING, INC.
BALANCE SHEET
For the Year Ended December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                             $       611
  Other accounts receivable                                  32,080
  Reserve-customer accounts                                  (4,716)
  Accounts receivable - associated companies                     25
                                                        -----------
     Total Current Assets                                    28,000
                                                        -----------
Other Property and Investments:
  Other property at cost less depreciation                    2,227
                                                        -----------
     Total Other Property and Investments                     2,227
                                                        -----------
Other Assets:
  Deferred charges and other                                    998
                                                        -----------
     Total other assets                                         998
                                                        -----------
          TOTAL ASSETS                                  $    31,225
                                                        ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                       $         1
  Retained earnings                                         (15,855)
                                                         ----------
      Total Capitalization                                  (15,854)
                                                         ----------
Current Liabilities:
  Total accounts payable                                     27,304
  Taxes accrued                                              (9,554)
  Notes payable to associated companies                      29,338
                                                         ----------
      Total Current Liabilities                              47,088
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                          (9)
                                                         ----------
      Total Noncurrent Liabilities                               (9)
                                                         ----------
          TOTAL CAPITALIZATION AND LIABILITIES           $   31,225
                                                         ==========

A.43  NESI POWER MARKETING, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $  353,868
                                                         ----------
       Total Operating Revenue                              353,868
                                                         ----------
Cost of Sales:
  Cost of sales                                             370,960
                                                         ----------
    Total Cost of Sales                                     370,960
                                                         ----------
Operating Margin                                            (17,091)
                                                          ----------
Operating Expense and Taxes (Except Income):
  Operating expenses                                          4,692
  Administrative and general expenses                         1,721
  Depreciation and amortization                                   4
  Taxes (except income)                                         580
                                                         ----------
    Total Operating Expense and Taxes (Except Income)          6,997
                                                         ----------
Other Income (Deductions)                                         4
                                                         ----------
Interest and other charges                                    1,110
                                                         ----------
Income tax expense                                           (9,549)
                                                         ----------
     NET INCOME (LOSS)                                 $  (15,645)
                                                         ==========

A.43  NESI POWER MARKETING, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at beginning of year                             $     (210)
Net income (loss)                                           (15,645)
                                                         ----------
      BALANCE AT END OF YEAR                             $  (15,855)
                                                         ==========

A.44  NESI INTEGRATED ENERGY RESOURCES, INC.
BALANCE SHEET
For the Year Ended December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                             $     2,728
  Other accounts receivable                                   2,566
  Accounts receivable - associated companies                     (1)
  Material and supplies at average cost                           3
  Natural gas in storage - weighted average                   1,184
  Prepayments                                                    68
                                                        -----------
     Total Current Assets                                     6,548
                                                        -----------
Other Property and Investments:
  Other property at cost less depreciation                       29
                                                        -----------
     Total Other Property and Investments                        29
                                                        -----------
          TOTAL ASSETS                                  $     6,577
                                                        ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                       $         1
  Retained earnings                                            (547)
                                                         ----------
      Total Capitalization                                     (546)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,511
  Customer deposits                                               0
  Taxes accrued                                                 (91)
  Notes payable to associated companies                       6,483
  Taxes withheld payables                                        (5)
                                                         ----------
      Total Current Liabilities                               7,898
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                           0
  Deferred credits                                             (775)
                                                         ----------
      Total Noncurrent Liabilities                             (775)
                                                         ----------
          TOTAL CAPITALIZATION AND LIABILITIES           $    6,577
                                                         ==========

A.44  NESI INTEGRATED ENERGY RESOURCES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    6,259
                                                          ---------
   Total Operating Revenue                                    6,259
                                                          ---------
Cost of Sales:
 Cost of Sales                                                5,528
                                                          ---------
    Total Cost of Sales                                       5,528
                                                          ---------
Operating Margin                                                731
                                                          ---------
Operating Expense and Taxes (Except Income)
  Operating expenses                                            176
  Administrative and general expenses                           754
  Depreciation and amortization                                   1
  Taxes (except income)                                          24
                                                          ---------
       Total Operating Expense and Taxes (Except Income)       (224)
                                                          ---------
Interest and other charges                                      165
                                                          ---------
Income tax expense                                             (128)
                                                          ---------
          NET INCOME (LOSS)                               $    (262)
                                                          =========

A.44  NESI INTEGRATED ENERGY RESOURCES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at beginning of year                              $    (285)
Net income (loss)                                              (262)
                                                          ---------
      BALANCE AT END OF YEAR                              $    (547)
                                                          =========

A.45  NESI SOLUTIONS, INC.
BALANCE SHEET
For the Year Ended December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                             $       721
  Other accounts receivable                                   2,434
  Reserve - customer accounts                                  (528)
  Accounts receivable - associated companies                     63
  Material and supplies at average cost                         376
  Prepayments                                                     3
                                                        -----------
     Total Current Assets                                     3,070
                                                        -----------
Other Property and Investments:
  Other property at cost less depreciations                     443
  Less-Accumulated provision for
    depreciation and amortization                              (123)
                                                        -----------
     Total Other Property and Investments                       319
                                                        -----------
Other Assets:
  Deferred charges and other                                    559
                                                        -----------
     Total Other Asset                                          559
                                                        -----------
          TOTAL ASSETS                                  $     3,948
                                                        ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                       $       301
  Retained earnings                                          (4,994)
                                                         ----------
      Total Capitalization                                   (4,693)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,263
  Customer deposits                                              27
  Taxes accrued                                              (1,718)
  Notes payable to associated companies                       8,796
  Other accruals                                                 21
  Taxes withheld payable                                       (123)
  Miscellaneous accrued liabilities                             255
                                                         ----------
      Total Current Liabilities                               8,521
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                          18
  Deferred credits                                              102
                                                         ----------
      Total Noncurrent Liabilities                              120
                                                         ----------
          TOTAL CAPITALIZATION AND LIABILITIES           $    3,948
                                                         ==========

A.45  NESI SOLUTIONS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    6,184
                                                          ---------
   Total Operating Revenue                                    6,184
                                                          ---------
Cost of Sales:
 Cost of Sales                                                4,504
                                                          ---------
    Total Cost of Sales                                       4,504
                                                          ---------
Operating Margin                                              1,680
                                                          ---------
Operating Expense and Taxes (Except Income)
  Operating expenses                                          1,029
  Administrative and general expenses                         4,732
  Depreciation and amortization                                 172
  Taxes (except income)                                         230
                                                          ---------
       Total Operating Expense and Taxes (Except Income)      6,163
                                                          ---------
Other Income (Deductions)                                        64
                                                          ---------
Interest and other charges                                      557
                                                          ---------
Income tax expense                                           (1,835)
                                                          ---------
          NET INCOME (LOSS)                               $  (3,141)
                                                          =========

A.45  NESI SOLUTIONS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at beginning of year                             $   (1,853)
Net income (loss)                                            (3,141)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (4,994)
                                                          =========

A.46  NIPSCO ENERGY SERVICES CANADA, LTD.
BALANCE SHEET
For the Year Ended December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                             $        24
  Other accounts receivable                                       4
  Accounts receivable - associated companies                      4
                                                        -----------
     Total Current Assets                                        32
                                                        -----------
          TOTAL ASSETS                                  $        32
                                                        ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                       $       984
  Foreign currency translation adjustment                       444
  Retained earnings                                          (1,866)
                                                         ----------
      Total Capitalization                                     (438)
                                                         ----------
Current Liabilities:
  Total accounts payable                                        431
  Notes payable to associated companies                          39
                                                         ----------
      Total Current Liabilities                                 470
                                                         ----------
          TOTAL CAPITALIZATION AND LIABILITIES           $       32
                                                         ==========

A.46  NIPSCO ENERGY SERVICES CANADA, LTD.
INCOME STATEMENT
For the Year Ended December  31,  1998
(Dollars  in  Thousands)
Operating Expense and Taxes (Except Income)
  Administrative and general expenses                     $     242
                                                         ----------
      Total Operating Expense and Taxes (Except Income)         242
                                                         ----------
Other Income (Deductions)                                       940
                                                         ----------
Interest and other charges                                      152
                                                         ----------
      NET INCOME (LOSS)                                  $      546
                                                         ==========

A.46  NIPSCO ENERGY SERVICES CANADA, LTD.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance - beginning of year                               $  (2,412)
Net income (loss)                                               546
                                                         ----------
      BALANCE AT END OF YEAR                             $   (1,866)
                                                         ==========

A.47  NESI CANADIAN HOLDINGS, INC.
BALANCE SHEET
For the Year Ended December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Notes receivable - associated companies               $     9,181
                                                        -----------
     Total Current Assets                                     9,181
                                                        -----------
Other Property and Investments:
  Investments at equity                                       4,590
                                                        -----------
     Total Other Property and Investments                     4,590
                                                        -----------
          TOTAL ASSETS                                  $    13,771
                                                        ===========

CAPITALIZATION AND LIABILITIES:
Capitalization:
  Additional paid-in capital                            $    15,521
  Foreign currency translation adjustment                    (1,197)
  Retained earnings                                            (553)
                                                         ----------
      Total Capitalization                                   13,771
                                                         ----------
          TOTAL CAPITALIZATION AND LIABILITIES           $   13,771
                                                         ==========

A.47  NESI CANADIAN HOLDINGS, INC.
INCOME STATEMENT*
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Expense and Taxes (Except Income)
  Administrative and general expenses                    $        0
                                                         ----------
      Total Operating Expense and Taxes (Except Income)           0
                                                         ----------
Other Income (Deductions)
                                                                  0
                                                         ----------
Income (loss) before subsidiaries                                 0
                                                         ----------
Subsidiary gain (loss)                                         (553)
                                                         ----------
      NET INCOME (LOSS)                                  $     (553)
                                                         ==========
*Income statement reflects activity for September 1998 through December 1998.

A.47  NESI CANADIAN HOLDINGS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance - beginning of year                               $       0
Net income* (loss)                                             (553)
                                                         ----------
      BALANCE AT END OF YEAR                             $     (553)
                                                         ==========
*Net income is for October 1998 through December 1998.

A.48  NI CANADA ULC
BALANCE SHEET
For the Year Ended December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                             $        86
  Notes receivable-associated companies                          39
                                                        -----------
     Total Current Assets                                       125
                                                        -----------
Other Property and Investments:
  Investments at equity                                      19,697
                                                        -----------
     Total Other Property and Investments                    19,697
                                                        -----------
Other Assets:
  Deferred charges and other                                      1
                                                        -----------
     Total Other Asset                                            1
                                                        -----------
          TOTAL ASSETS                                  $    19,823
                                                        ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                       $     5,147
  Foreign currency translation adjustment                        (4)
  Retained earnings                                            (553)
                                                         ----------
      Total Capitalization                                    4,590
                                                         ----------
Current Liabilities:
  Total obligations due in one year                           6,039
  Total accounts payable                                         13
  Notes payable to associated companies                       9,181
                                                         ----------
      Total Current Liabilities                              15,233
                                                         ----------
          TOTAL CAPITALIZATION AND LIABILITIES           $   19,823
                                                         ==========

A.48  NI CANADA ULC
INCOME STATEMENT*
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Expense and Taxes (Except Income)
  Administrative and general expenses                     $      32
                                                         ----------
      Total Operating Expense and Taxes (Except Income)          32
                                                         ----------

Other Income (Deductions):
  Investment income (loss)                                     (524)
  Non-operating income                                           98
                                                         ----------
    Total Other Income (Deductions)                            (426)
                                                         ----------
Interest and other charges                                       95
                                                         ----------
      NET INCOME (LOSS)                                  $     (553)
                                                         ==========
*Income statement reflects activity for September 1998 through December 1998.

A.48  NI CANADA ULC
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance - beginning of year                               $       0
Net income* (loss)                                             (553)
                                                         ----------
      BALANCE AT END OF YEAR                             $     (553)
                                                         ==========
*Net income is for September 1998 through December 1998.

A.49  NI ENERGY SERVICES DEVELOPMENT, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        7
                                                         ----------
    Total Current Assets                                          7
                                                         ----------
Other Property and Investments:
  Investments at equity                                      10,865
                                                         ----------
    Total Other Property and Investments                     10,865
                                                         ----------
      TOTAL ASSETS                                       $   10,872
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Retained earnings                                      $      923
                                                         ----------
    Total Capitalization                                        923
                                                         ----------
Current Liabilities:
  Taxes accrued                                                 (54)
 Notes payable to associated companies                       10,004
                                                         ----------
    Total Current Liabilities                                 9,949
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   10,872
                                                         ==========

A.49  NI ENERGY SERVICES DEVELOPMENT, INC.
INCOME STATEMENT*
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $        0
                                                         ----------
    Total Operating Revenue                                       0
                                                         ----------

Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                            15
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)           15
                                                         ----------
Other Income (Deductions):
  Investment income (loss)                                    1,012
  Non-operating income                                           71
                                                         ----------
    Total Other Income (Deductions)                           1,083

Interest and other charges                                      199
                                                         ----------
Income tax expense                                              (54)
                                                         ----------
      NET INCOME (LOSS)                                  $      923
                                                         ==========
*Income statement reflects activity for May 1998 through December 1998.

A.49  NI ENERGY SERVICES DEVELOPMENT, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $        0
Net Income*                                                     923
                                                         ----------
      BALANCE AT END OF YEAR                             $      923
                                                         ==========
*Net income is for May 1998 through December 1998.

A.50  PORTLAND NATURAL GAS TRANSMISSION SYSTEM
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.50  PORTLAND NATURAL GAS TRANSMISSION SYSTEM
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.50  PORTLAND NATURAL GAS TRANSMISSION SYSTEM
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.51  CANOR ENERGY, LTD.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.51  CANOR ENERGY, LTD.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.51  CANOR ENERGY, LTD.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.52  NESI ENERGY MARKETING CANADA, LTD.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.52  NESI ENERGY MARKETING CANADA, LTD.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.52  NESI ENERGY MARKETING CANADA, LTD.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.53  NIPSCO DEVELOPMENT COMPANY, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      330
  Notes receivable                                              592
  Other accounts receivable                                     433
  Accounts receivable - associated companies                  3,397
  Notes receivable - associated companies                     2,965
  Prepayments                                                   281
                                                         ----------
    Total Current Assets                                      7,998
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                   10,647
  Investments at equity                                      58,136
  Investments at cost                                         4,634
                                                         ----------
    Total Other Property and Investments                     73,417
                                                         ----------
Other Assets:
  Deferred charges and other                                   (613)
                                                         ----------
    Total Other Assets                                         (613)
                                                         ----------
      TOTAL ASSETS                                       $   80,802
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Foreign currency translation adjustment                      (795)
  Retained earnings                                         (50,438)
                                                         ----------
    Total Capitalization                                    (51,232)
                                                         ----------
Current Liabilities:
  Total accounts payable                                       (119)
  Taxes accrued                                              (4,990)
  Accrued employment costs                                        9
  Notes payable to associated companies                     140,845
  Taxes withheld payables                                      (142)
                                                         ----------
    Total Current Liabilities                               135,603
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                      (3,569)
                                                         ----------
    Total Noncurrent Liabilities                             (3,569)
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   80,802
                                                         ==========

A.53  NIPSCO DEVELOPMENT COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    7,465
                                                         ----------
    Total Revenue                                             7,465
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                         5,002
  Depreciation and amortization                                 535
  Taxes (except income)                                         786
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        6,322
                                                         ----------
Other Income (Deductions):
  Investment income (loss)                                      124
  Non-operating income                                        3,434
                                                         ----------
    Total Other Income (Deductions)                           3,558
                                                         ----------
Interest and other charges                                   10,607
                                                         ----------
Income tax expense                                           (2,213)
                                                         ----------
Income (Loss) Before Subsidiaries                            (3,693)
                                                         ----------
Subsidiary Gain (Loss)                                        2,255
                                                         ----------
      NET INCOME (LOSS)                                  $   (1,438)
                                                         ==========

A.53  NIPSCO DEVELOPMENT COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $  (49,000)
Net Income                                                   (1,438)
                                                         ----------
      BALANCE AT END OF YEAR                             $  (50,438)
                                                         ==========

A.54  ANALYTIC SYSTEMS LABORATORIES, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      186
  Other accounts receivable                                     213
  Material and supplies at average cost                         509
  Prepayments                                                    19
                                                         ----------
    Total Current Assets                                        927
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                      468
                                                         ----------
    Total Other Property and Investments                        468
                                                         ----------
Other Assets:
  Deferred charges and other                                     63
                                                         ----------
    Total Other Assets                                           63
                                                         ----------
      TOTAL ASSETS                                       $    1,458
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $      561
  Retained earnings                                          (4,400)
                                                         ----------
    Total Capitalization                                     (3,839)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      2,331
  Notes payable to associated companies                       2,966
                                                         ----------
    Total Current Liabilities                                 5,297
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,458
                                                         ==========

A.54  ANALYTIC SYSTEMS LABORATORIES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    2,037
                                                         ----------
    Total Operating Revenue                                   2,037
                                                         ----------
Cost of Sales:
  Cost of Sales                                                 867
                                                         ----------
    Total Cost of Sales                                         867
                                                         ----------
Operating Margin                                              1,170
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Operating expenses                                            110
  Administrative and general expenses                         1,306
  Depreciation and amortization                                 112
  Taxes (except income)                                          63
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        1,591
                                                         ----------
Other Income (Deductions)                                      (242)
                                                         ----------
Income tax expense                                                1
                                                         ----------
      NET INCOME (LOSS)                                  $     (664)
                                                         ==========

A.54  ANALYTIC SYSTEMS LABORATORIES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $   (3,736)
Net Income                                                     (664)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (4,400)
                                                         ==========

A.55  PROTONICS RESEARCH, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.55  PROTONICS RESEARCH, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.55  PROTONICS RESEARCH, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.56  INTERNATIONAL POLYMER CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.56  INTERNATIONAL POLYMER CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.56  INTERNATIONAL POLYMER CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.57  JOF TRANSPORTATION COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      643
  Accounts receivable - associated companies                     70
                                                         ----------
    Total Current Assets                                        713
                                                         ----------
Other Property and Investments:
  Investments at equity                                       5,920
                                                         ----------
    Total Other Property and Investments                      5,920
                                                         ----------
      TOTAL ASSETS                                       $    6,633
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           5,633
  Dividends: Common shares                                   (1,000)
                                                         ----------
    Total Capitalization                                      4,634
                                                         ----------
Current Liabilities:
  Total accounts payable                                         (3)
  Taxes accrued                                                 765
  Notes payable to associated companies                         684
                                                         ----------
    Total Current Liabilities                                 1,446
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         553
                                                         ----------
    Noncurrent Liabilities:                                     553
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    6,633
                                                         ==========

A.57  JOF TRANSPORTATION COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                            23
  Taxes (except income)                                           1
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)           24
                                                         ----------
Other Income (Deductions):
  Investment income (loss)                                    1,985
  Non-operating income                                          151
                                                         ----------
    Total Other Income (Deductions)                           2,136
                                                         ----------
Income tax expense                                              772
                                                         ----------
      NET INCOME (LOSS)                                  $    1,340
                                                         ==========

A.57  JOF TRANSPORTATION COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    4,293
Net Income                                                    1,340
Dividends declared common                                   (1,000)
                                                         ----------
      BALANCE AT END OF YEAR                             $    4,633
                                                         ==========

A.58  KOGAF ENTERPRISES, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       10
  Notes receivable - associated companies                     2,117
                                                         ----------
    Total Current Assets                                      2,127
                                                         ----------
Other Property and Investments:
  Investments at equity                                         130
                                                         ----------
    Total Other Property and Investments                        130
                                                         ----------
      TOTAL ASSETS                                       $    2,257
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    2,103
  Retained earnings                                             134
                                                         ----------
    Total Capitalization                                      2,237
                                                         ----------
Current Liabilities:
  Total accounts payable                                         59
                                                         ----------
    Total Current Liabilities                                    59
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                         (39)
                                                         ----------
    Noncurrent Liabilities                                      (39)
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    2,257
                                                         ==========

A.58  KOGAF Enterprises, Inc.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      140
                                                         ----------
    Total Operating Revenue                                     140
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                             2
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)            2
                                                         ----------
Income tax expense                                               36
                                                         ----------
      NET INCOME (LOSS)                                  $      102
                                                         ==========

A.58  KOGAF ENTERPRISES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $       32
Net Income                                                      102
                                                         ----------
      BALANCE AT END OF YEAR                             $      134
                                                         ==========

A.59  LAKE ERIE LAND COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      243
  Notes receivable                                            2,583
  Other accounts receivable                                      22
  Accounts receivable - associated companies                  2,488
  Prepayments                                                   700
                                                         ----------
    Total Current Assets                                      6,036
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                   21,750
  Investments at equity                                      (1,030)
  Investments at cost                                        33,534
                                                         ----------
    Total Other Property and Investments                     54,254
                                                         ----------
Other Assets:
  Deferred charges and other                                    114
                                                         ----------
   Total Other Assets                                           114
                                                         ----------
      TOTAL ASSETS                                       $   60,404
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in capital                                 60,500
  Retained earnings                                         (12,164)
  Long term debt excluding amounts due within one year        2,532
                                                         ----------
    Total Capitalization                                     50,869
                                                         ----------
Current Liabilities:
  Short term note payable                                       103
  Total accounts payable                                      4,615
  Customer deposits                                              39
  Taxes accrued                                              (1,926)
  Accrued interest                                               19
  Notes payable to associated companies                       6,685
                                                         ----------
    Total Current Liabilities                                 9,535
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   60,404
                                                         ==========

A.59  LAKE ERIE LAND COMPANY
INCOME STATEMENT
For the Year Ended  December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    3,963
                                                         ----------
    Total Operating Revenue                                   3,963
                                                         ----------
Cost of Sales:
  Cost of sales                                               3,238
                                                         ----------
    Total Cost of Sales                                       3,238
                                                         ----------
Operating Margin                                                725
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                         3,865
  Depreciation and amortization                               1,476
  Taxes (except income)                                         310
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        5,651
                                                         ----------
Other Income (Deductions)                                         3
                                                         ----------
Interest and other charges                                      807
                                                         ----------
Income tax expense                                           (2,070)
                                                         ----------
Income (Loss) Before Subsidiaries                            (3,660)
                                                         ----------
Subsidiary Gain (Loss)                                         (485)
                                                         ----------
      NET INCOME (LOSS)                                  $   (4,145)
                                                         ==========

A.59  LAKE ERIE LAND COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $   (8,019)
Net Income                                                   (4,145)
                                                         ----------
      BALANCE AT END OF YEAR                             $  (12,164)
                                                         ==========

A.60  SCC SERVICES, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      553
  Other accounts receivable                                     331
  Material and supplies at average cost                         280
                                                         ----------
    Total Current Assets                                      1,164
                                                         ----------
Other Assets:
  Deferred charges and other                                     38
                                                         ----------
    Total Other Assets                                           38
                                                         ----------
      TOTAL ASSETS                                       $    1,202
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                     57
  Retained earnings                                          (1,088)
                                                         ----------
    Total Capitalization                                     (1,030)
                                                         ----------
Current Liabilities:
  Total accounts payable                                      2,441
  Taxes accrued                                                (266)
                                                         ----------
    Total Current Liabilities                                 2,175
                                                         ----------
Noncurrent Liabilities:
  Deferred credits                                               57
                                                         ----------
    Noncurrent Liabilities                                       57
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,202
                                                         ==========

A.60  SCC SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    4,761
                                                         ----------
    Total Operating Revenues                                  4,761
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                         5,277
  Taxes (except income)                                         245
                                                         ----------
   Total Operating Expenses and Taxes (Except Income)         5,522
                                                         ----------
Other Income (Deductions)                                        10
                                                         ----------
Income tax expense                                             (267)
                                                         ----------
      NET INCOME (LOSS)                                  $     (484)
                                                         ==========

A.60  SCC SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $     (604)
Net Income                                                     (484)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (1,088)
                                                         ==========

A.61  N SQUARED AVIATION, LLC
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.61  N SQUARED  AVIATION,  LLC
INCOME  STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.61  N SQUARED  AVIATION,  LLC
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.62  NDC DOUGLAS PROPERTIES, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      474
  Accounts receivable - associated companies                   (180)
                                                         ----------
    Total Current Assets                                        294
                                                         ----------
Other Property and Investments:
  Investments at equity                                      34,004
                                                         ----------
    Total Other Property and Investments                     34,004
                                                         ----------
      TOTAL ASSETS                                       $   34,298
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           2,088
  Long term debt excluding amounts due                       25,274
                                                         ----------
    Total Capitalization                                     27,363
                                                         ----------
Current Liabilities:
  Obligations due in one year                                 4,687
  Total accounts payable                                         26
  Taxes accrued                                              (6,018)
  Interest accrued                                            2,174
  Notes payable to associated companies                       3,861
                                                         ----------
    Total Current Liabilities                                 4,730
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       2,205
                                                         ----------
    Noncurrent Liabilities                                    2,205
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   34,298
                                                         ==========

A.62  NDC DOUGLAS PROPERTIES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $       81
                                                         ----------
    Total Operating Revenue                                      81
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                           134
  Taxes (except income)                                           2
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)          136
                                                         ----------
Other Income (Deductions):
  Investment income (loss)                                   (2,613)
  Non-operating income                                            7
                                                         ----------
    Total Other Income (Deductions)                          (2,606)
                                                         ----------
Interest and other charges                                    3,083
                                                         ----------
Income tax expense                                           (6,562)
                                                         ----------
      NET INCOME (LOSS)                                  $      818
                                                         ==========

A.62  NDC DOUGLAS PROPERTIES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,270
Net Income                                                      818
                                                         ----------
      BALANCE AT END OF YEAR                             $    2,088
                                                         ==========

A.63  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        1
                                                         ----------
    Total Current Assets                                          1
                                                         ----------
      TOTAL ASSETS                                       $        1
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                              (3)
                                                         ----------
    Total Capitalization                                         (2)
                                                         ----------
Current Liabilities:
  Notes payable to associated companies                           3
                                                         ----------
    Total Current Liabilities                                     3
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $        1
                                                         ==========

A.63  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.63  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $       (3)
Net Income                                                        0
                                                         ----------
      BALANCE AT END OF YEAR                             $       (3)
                                                         ==========

A.64  NIPSCO SECURITY SERVICES, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $     (133)
  Other accounts receivable                                     387
  Reserve - customer accounts                                   (60)
  Accounts receivable - associated companies                     26
  Material and supplies at average cost                         992
  Prepayments                                                     1
                                                         ----------
    Total Current Assets                                      1,213
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                      230
                                                         ----------
    Total Other Property and Investments                        230
                                                         ----------
Other Assets:
  Deferred charges and other                                     18
                                                         ----------
    Total Other Assets                                           18
                                                         ----------
      TOTAL ASSETS                                       $    1,461
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                     54
  Retained earnings                                          (4,174)
                                                         ----------
    Total Capitalization                                     (4,119)
                                                         ----------
Current Liabilities:
  Total accounts payable                                        128
  Customer deposits                                             119
  Taxes accrued                                                (594)
  Notes payable to associated companies                       5,945
  Taxes withheld payables                                       (37)
                                                         ----------
    Total Current Liabilities                                 5,561
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                          (4)
  Deferred credits                                               23
                                                         ----------
    Total Noncurrent Liabilities                                 19
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,461
                                                         ==========

A.64  NIPSCO SECURITY SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    2,825
                                                         ----------
    Total Operating Revenue                                   2,825
                                                         ----------
Cost of Sales:
  Cost of Sales                                               1,261
                                                         ----------
    Total Cost of Sales                                       1,261
                                                         ----------
Operating Margin                                              1,564
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Operating expenses                                            239
  Administrative and general expenses                         2,201
  Depreciation and amortization                                  84
  Taxes (except income)                                         113
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        2,637
                                                         ----------
Interest and other charges                                      484
                                                         ----------
Income tax expense                                             (584)
                                                         ----------
      NET INCOME (LOSS)                                  $     (973)
                                                         ==========

A.64  NIPSCO SECURITY SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $   (3,201)
Net Income                                                     (973)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (4,174)
                                                         ==========

A.65  CUSTOMER INFORMATION SERVICES, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       22
  Other accounts receivable                                   1,653
  Accounts receivable - associated companies                      1
                                                         ----------
    Total Current Assets                                      1,676
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                       28
                                                         ----------
    Total Other Property and Investments                         28
                                                         ----------
      TOTAL ASSETS                                       $    1,704
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             399
  Dividends: common shares                                       (1)
                                                         ----------
    Total Capitalization                                        399
                                                         ----------
Current Liabilities:
  Total accounts payable                                         24
  Taxes accrued                                                  47
  Accrued employment costs                                       50
  Notes payable to associated companies                       1,116
  Taxes withheld payables                                       (10)
                                                         ----------
    Total Current Liabilities                                 1,227
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                          61
  Deferred credits                                               17
                                                         ----------
    Noncurrent Liabilities                                       78
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,704
                                                         ==========

A.65  CUSTOMER INFORMATION SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Operating revenue                                      $    1,398
                                                         ----------
    Total Operating Revenue                                   1,398
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                         1,203
  Depreciation and amortization                                   5
  Taxes (except income)                                          23
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        1,231
                                                         ----------
Other Income (Deductions)                                         1
                                                         ----------
Interest and other charges                                       27
                                                         ----------
Income tax expense                                              141
                                                         ----------
Income (Loss) Before Subsidiaries                                35
                                                         ----------
Subsidiary Gain (Loss)                                         (355)
                                                         ----------
      NET INCOME (LOSS)                                  $     (320)
                                                         ==========

A.65  CUSTOMER INFORMATION SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $      719
Net Income                                                     (320)
Dividends declared common                                        (1)
                                                         ----------
      BALANCE AT END OF YEAR                             $      398
                                                         ==========

A.66  CARDINAL PROPERTY MANAGEMENT, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       19
  Accounts receivable - associated companies                      6
  Notes receivable - associated companies                        75
                                                         ----------
    Total Current Assets                                        100
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                       32
                                                         ----------
    Total Other Property and Investments                         32
                                                         ----------
      TOTAL ASSETS                                       $      132
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             364
  Dividends: common shares                                     (284)
                                                         ----------
    Total Capitalization                                         81
                                                         ----------
Current Liabilities:
  Total accounts payable                                         43
  Taxes accrued                                                   5
                                                         ----------
    Total Current Liabilities                                    48
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                           3
                                                         ----------
    Noncurrent Liabilities                                        3
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $      132
                                                         ==========

A.66  CARDINAL PROPERTY MANAGEMENT, INC.
INCOME  STATEMENT For the Year Ended
December 31, 1998 (Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $       17
                                                         ----------
    Total Operating Revenue                                      17
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                             7
  Depreciation and amortization                                   8
  Taxes (except income)                                           3
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)           18
                                                         ----------
Other Income (Deductions)                                        15
                                                         ----------
Income tax expense                                                5
                                                         ----------
      NET INCOME (LOSS)                                  $        9
                                                         ==========

A.66  CARDINAL PROPERTY MANAGEMENT, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $      355
Net Income                                                        9
Dividends declared common                                      (284)
                                                         ----------
      BALANCE AT END OF YEAR                             $       80
                                                         ==========

A.67  PROGENI, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Other accounts receivable                              $        0
  Prepayments                                                    27
                                                         ----------
    Total Current Assets                                         27
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                    1,009
                                                         ----------
    Total Other Property and Investments                      1,009
                                                         ----------

  Deferred charges other                                        316
                                                         ----------
    Total Other Assets                                          316
                                                         ----------

      TOTAL ASSETS                                       $    1,352
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                          (1,531)
                                                         ----------
    Total Capitalization                                     (1,530)
                                                         ----------
Current Liabilities:
  Total accounts payable                                        203
  Taxes accrued                                                (793)
  Accrued employment costs                                      133
  Notes payable to associated companies                       3,272
  Taxes withheld payables                                        (9)
                                                         ----------
    Total Current Liabilities                                 2,806
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                           2
  Deferred credits                                               74
                                                         ----------
    Total Noncurrent Liabilities                                 76
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    1,352
                                                         ==========

A.67  PROGENI, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Expenses and Taxes (Except Income):
  Administrative and general expenses                         1,894
  Depreciation and amortization                                   5
  Taxes (except income)                                          46
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        1,945
                                                         ----------
Interest and other charges                                      135
                                                         ----------
Income tax expense                                             (789)
                                                         ----------
      NET INCOME (LOSS)                                  $   (1,291)
                                                         ==========

A.67  PROGENI, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $     (240)
Net Income                                                   (1,291)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (1,531)
                                                         ==========

A.68  SUN POWER CORPORATION
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.68  SUN POWER CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.68  SUN POWER  CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.69  KOKOMO GAS AND FUEL COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility Plant                                          $   73,872
  Less-Accumulated provision for
    depreciation and amortization                           (31,094)
                                                         ----------
    Total Utility Plant                                      42,778
                                                         ----------
Other Property and Investments:
  Investments at cost                                             5
                                                         ----------
    Total Other Property and Investments                          5
                                                         ----------
Current Assets:
  Cash and cash equivalents                                   1,537
  Accounts receivable, less reserve                           3,722
  Gas cost adjustment clause                                    282
  Material and supplies at average cost                         409
  Natural gas in storage, weighted average                      887
  Prepayments and other                                       7,590
                                                         ----------
    Total Current Assets                                     14,427
                                                         ----------
Other Assets:
  Deferred charges and other                                     68
                                                         ----------
    Total Other Assets                                           68
                                                         ----------
      TOTAL ASSETS                                       $   57,278
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $   46,170
  Retained earnings                                           1,224
  Dividends: Common Shares                                   (2,400)
                                                         ----------
    Total Capitalization                                     44,994
                                                         ----------
Current Liabilities:
  Total accounts payable                                      4,197
  Customer deposits                                             424
  Taxes accrued                                                 661
  Interest accrued                                               94
  Other accruals                                              1,133
                                                         ----------
    Total Current Liabilities                                 6,509
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       3,110
  Deferred income tax credits amortized                         609
  Deferred credits                                               10
  Postretirement accrued benefits                               169
  Regulatory income tax liability                             1,477
  Other non-current liabilities                                 400
                                                         ----------
    Noncurrent Liabilities                                    5,775
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   57,278
                                                         ==========

A.69  KOKOMO GAS AND FUEL COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $   37,895
                                                         ----------
    Total Operating Revenue                                  37,895
                                                         ----------
Cost of Sales:
  Purchased gas                                              26,528
                                                         ----------
Operating Margin                                             11,367
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Operation expenses                                          3,081
  Administrative and general expenses                         2,151
  Depreciation and amortization                               1,556
  Taxes (except income)                                         939
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        7,727
                                                         ----------
Other Income (Deductions)                                        (4)
                                                         ----------
Interest and other charges                                       15
                                                         ----------
Income tax expense                                            1,524
                                                         ----------
      NET INCOME (LOSS)                                  $    2,097
                                                         ==========

A.69  KOKOMO GAS AND FUEL COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $     (873)
Net Income                                                    2,097
Dividends declared common                                    (2,400)
                                                         ----------
      BALANCE AT END OF YEAR                             $   (1,176)
                                                         ==========

A.70  KGF TRADING COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.70  KGF TRADING COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.70  KGF TRADING COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.71  NORTHERN INDIANA FUEL AND LIGHT COMPANY, INC.
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility Plant                                          $   66,771
  Less-Accumulated provision for
    depreciation and amortization                           (20,229)
                                                         ----------
    Total Utility Plant                                      46,542
                                                         ----------
Other Property and Investments:
  Investments at equity                                       2,084
  Investments at cost                                             3
                                                         ----------
    Total Other Property and Investments                      2,087
                                                         ----------
Current Assets:
  Cash and cash equivalents                                     174
  Accounts receivable, less reserve                           4,507
  Gas adjustment clause                                       1,413
  Material and supplies at average cost                         443
  Natural gas in storage, weighted average                    3,190
  Prepayments and other                                       6,712
                                                         ----------
    Total Current Assets                                     16,439
                                                         ----------
Other Assets:
  Regulatory assets                                             271
  Deferred charges and other                                      9
                                                         ----------
    Total Other Assets                                          280
                                                         ----------
      TOTAL ASSETS                                       $   65,348
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $   30,674
  Additional paid-in-capital                                  7,295
  Retained earnings                                          12,486
                                                         ----------
    Total Capitalization                                     50,455
                                                         ----------
Current Liabilities:
  Total accounts payable                                      4,374
  Customer deposits                                             153
  Taxes accrued                                                 535
  Interest accrued                                               28
  Other accruals                                              1,479
                                                         ----------
    Total Current Liabilities                                 6,569
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                       3,318
  Deferred income tax credits amortized                         430
  Deferred credits                                            2,455
  Regulatory income tax liability                             2,121
                                                         ----------
    Noncurrent Liabilities                                    8,324
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $   65,348
                                                         ==========

A.71  NORTHERN INDIANA FUEL AND LIGHT COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $   31,052
                                                         ----------
    Total Operating Revenue                                  31,052
                                                         ----------
Cost of Sales:
  Purchased gas                                              19,861
                                                         ----------
    Total Cost of Sales                                      19,861
                                                         ----------
Operating Margin                                             11,191
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Operation expenses                                          3,549
  Administrative and general expenses                         2,844
  Depreciation and amortization                               1,287
  Taxes (except income)                                         740
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)        8,420
                                                         ----------
Other Income (Deductions)                                       319
                                                         ----------
Interest and other charges                                       60
                                                         ----------
Income tax expense                                            1,304
                                                         ----------
Income before subsidiaries                                    1,726
                                                         ----------
Subsidiary Gain (Loss)                                          426
                                                         ----------
      NET INCOME (LOSS)                                  $    2,152
                                                         ==========

A.71  NORTHERN INDIANA FUEL AND LIGHT COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $   10,334
Net Income                                                    2,152
                                                         ----------
      BALANCE AT END OF YEAR                             $   12,486
                                                         ==========

A.72  NORTHERN INDIANA TRADING COMPANY
BALANCE SHEET
December 31, 1998
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      104
  Other accounts receivable                                   1,614
  Accounts receivable - associated companies                  1,011
                                                         ----------
    Total Current Assets                                      2,729
                                                         ----------
Other Property and Investments:
  Other property at cost less depreciation                      825
                                                         ----------
    Total Other Property and Investments                        825
                                                         ----------

Other Assets:
  Deferred charges and other                                     (3)
                                                         ----------
    Total Other Property and Investments                        825
                                                         ----------
      TOTAL ASSETS                                       $    3,551
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           2,083
                                                         ----------
    Total Capitalization                                      2,084
                                                         ----------
Current Liabilities:
  Total accounts payable                                      1,057
  Taxes accrued                                                 327
  Refunds due customers within one year                          13
  Other accruals                                                  2
  Taxes withheld payables                                         2
                                                         ----------
    Total Current Liabilities                                 1,401
                                                         ----------
Noncurrent Liabilities:
  Deferred income taxes                                          66
                                                         ----------
    Noncurrent Liabilities                                       66
                                                         ----------
      TOTAL CAPITALIZATION AND LIABILITIES               $    3,551
                                                         ==========

A.72  NORTHERN INDIANA TRADING COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1998
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $   11,781
                                                         ----------
    Total Operating Revenue                                  11,781
                                                         ----------
Cost of Sales:
  Cost of Sales                                              10,587
                                                         ----------
    Total Cost of Sales                                      10,587
                                                         ----------
Operating Margin                                              1,194
                                                         ----------
Operating Expenses and Taxes (Except Income):
  Operating expenses                                            295
  Depreciation and amortization                                 198
  Taxes (except income)                                          14
                                                         ----------
    Total Operating Expenses and Taxes (Except Income)          507
                                                         ----------
Other Income (Deductions)                                         0
                                                         ----------
Income tax expense                                              260
                                                         ----------
      NET INCOME (LOSS)                                  $      427
                                                         ==========

A.72  NORTHERN INDIANA TRADING COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1998
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,656
Net Income                                                      427
                                                         ----------
      BALANCE AT END OF YEAR                             $    2,083
                                                         ==========